UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22472

(Investment Company Act File Number)

RiverNorth Opportunities Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of Principal Executive Offices)

Sareena Khwaja-Dixon

RiverNorth Opportunities Fund, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2022

Item 1.	Reports to Shareholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

7.31.2022

Annual Report

RIVERNORTH OPPORTUNITIES FUND, INC.
(RIV)

Investment Sub-Adviser:
RiverNorth Capital Management, LLC
360 South Rosemary Avenue, Suite 1420
West Palm Beach, FL 33401

RN

RiverNorth Opportunities Fund, Inc.	Table of Contents

Shareholder Letter	2
Performance Overview	3
Statement of Investments	7
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets Attributable to Common Shareholders	30
Financial Highlights	32
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm	49
Dividend Reinvestment Plan	50
Directors and Officers	52
Additional Information	62
Portfolio Holdings	62
Proxy Voting	62
Unaudited Tax Information	62
Custodian and Transfer Agent	62
Legal Counsel	63
Independent Registered Public Accounting Firm	63
Stockholder Meeting Results	63
Consideration and Approval of Advisory Agreement	65
Expense Example	68
Summary of Updated Information Regarding the Fund	70
Data Privacy Policies and Procedures	100

RiverNorth Opportunities Fund, Inc.	Shareholder Letter
July 31, 2022 (Unaudited)

Dear Fellow Shareholders,

Last year, we started off one of our shareholder letters with the following sentence: “The economic environment in the U.S. has changed meaningfully relative to a year ago.” Those words were written as the global economy was sharply rebounding from the depths of the COVID-19 pandemic. For different reasons, those words ring true again as we pen this year’s annual letter.

Inflation is running at levels we haven’t seen in decades. Interest rates are ratcheting up accordingly. The Federal Reserve (“Fed”) is aggressively hiking short term rates to slow the pace of rising prices while implementing its plan to reduce the size of its balance sheet which had grown by several trillion dollars while fighting the economic effects of the pandemic.

While financial pundits debate the probability of aggressive Fed monetary policy throwing the U.S. economy into a recession, higher long-term rates have thrown some cold water on the red-hot U.S. residential real estate market.

Add geopolitical uncertainty to the mix, mainly from the Russian invasion of Ukraine, and it’s no surprise that broad based equity and fixed income asset classes have experienced steep losses over the past several months. Many fixed income indices have experienced the worst start to a calendar year ever. A common theme surrounding recent market performance has been, “no place to hide,” as assets across the risk spectrum have experienced significant volatility.

RiverNorth’s investment strategies have historically benefitted from volatility. We believe the asset classes we specialize in including closed-end funds (“CEFs”), business development companies and special-purpose acquisition companies (“SPACs”) tend to be under-followed, less liquid, and misunderstood by the general investing public. Our view is that those characteristics, combined with volatility, may create opportunities to add value through our trading strategies. After reaching fully valued levels last summer, we are seeing attractive discounts again in both CEFs and BDCs. After record issuance in 2020 and Q1 2021, the SPAC market has cooled considerably. While these developments sound negative on the surface, we believe that they may create opportunity for RiverNorth.

Combined with our efforts to grow the Fund's net asset value ("NAV") through prudent and opportunistic portfolio management, RiverNorth utilizes its 18+ years of experience in researching and trading CEFs to design the structure of our listed CEFs. To that end, our objective is to maintain a level distribution policy that may appeal to investors. We also utilize our CEF capital markets experience as we strive to optimize the Fund’s use of leverage, especially considering the interest rate volatility mentioned at the top of this letter. For example, in April 2022, RIV locked in fixed rate financing through the issuance of a preferred security with an attractive coupon of 6.00%.

Overall, we remain optimistic about the Fund’s portfolio and prospects looking forward.

We are pleased to provide you with the following 2022 Annual Report.

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgement and are subject to change.

2	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Performance Overview
July 31, 2022 (Unaudited)

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

RiverNorth Opportunities Fund, Inc.’s (the “Fund”) investment objective is total return consisting of capital appreciation and current income.

The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds ("CEFs"), exchange-traded funds ("ETFs"), business development companies ("BDCs" and collectively, "Underlying Funds") and special purpose acquisition companies ("SPACs").

RiverNorth Capital Management, LLC (the "Subadviser") has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets. The Subadviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Subadviser continuously evaluates these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of July 31, 2022

	CUMULATIVE		AVERAGE ANNUAL
TOTAL RETURNS(1)	6 Months	1 Year	3 Year	5 Year	Since Inception(2)
RiverNorth Opportunities Fund, Inc. - NAV(3)	-7.74%	-7.41%	5.77%	4.91%	7.71%
RiverNorth Opportunities Fund, Inc. - Market Price(4)	-3.21%	-7.10%	8.33%	6.29%	8.37%
S&P 500® Total Return Index	-7.81%	-4.64%	13.36%	12.83%	13.16%

(1)	Total returns assume reinvestment of all distributions.

(2)	The Fund commenced operations on December 24, 2015.

(3)	Performance returns are net of management fees and other Fund expenses.

(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (844) 569-4750 or by visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Annual Report | July 31, 2022	3

RiverNorth Opportunities Fund, Inc.	Performance Overview
July 31, 2022 (Unaudited)

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

The first few months of the period witnessed a continuation of the strong performance of risk assets from the depths of the pandemic lows set in 2020. Sentiment around inflation and interest rates changed dramatically in the Fall of 2021, creating an environment of fixed income volatility that continued through most of the remainder of the fiscal year ended July 31, 2022.

The Fund’s allocations to CEFs, both NAVs and discounts, were the most significant detractors from performance over the period. Allocations to BDCs, SPACs and Investment Company Debt (“ICD”) helped dampen the negative performance over the period. The Fund’s short hedge contributed positively to performance for the fiscal year ended July 31, 2022.

HOW WAS THE FUND POSITIONED AT THE END OF THE PERIOD?

The Fund had 49% of its portfolio invested in CEFs at the end of the fiscal year ended July 31, 2022. Additionally, the Fund had 31% of its assets in SPACs, 7% in ICD, and 5% in BDCs. As referenced above, allocating to these latter three asset classes can present potential diversification benefits and return opportunities.

DISTRIBUTION TO COMMON STOCKHOLDERS

The Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate that is reset annually to a rate equal to a percentage of the average of the Fund’s NAV per share as reported for the final five trading days of the preceding calendar year. The Board of Directors approve the distribution and may adjust it from time to time. The monthly distribution amount paid from August 1, 2021 to July 31, 2022 was $0.17 per share and the Fund paid a long-term capital gain distribution of $0.2426 per share on December 31, 2021. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. In addition to the contributing factors referenced above, the Subadviser believes that the Fund's level distribution policy did not have a material impact on the Fund's ability to execute on its investment strategy during the fiscal year ended July 31, 2022.

Total annual expense ratio as a percentage of net assets attributable to common shares as of July 31, 2022, is 1.58% (excluding dividend expense and line of credit expense). Including dividend expense and line of credit expense, the expense ratio is 1.91%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. The Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

4	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2022 (Unaudited)

S&P 500® Total Return Index – A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. This index reflects the effects of dividend reinvestment.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE: RIV) of $19.40 on December 24, 2015, and tracking its progress through July 31, 2022.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | July 31, 2022	5

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2022 (Unaudited)

ASSET ALLOCATION as of July 31, 2022^

^	Holdings are subject to change.
*	Represents securities sold short.

Percentages are based on total net assets of the Fund.

TOP TEN HOLDINGS* as of July 31, 2022

% of Net Assets**
Blackrock ESG Capital Allocation Trust	9.76%
Blackrock Capital Allocation Trust	9.07%
Pershing Square Holdings Ltd.	7.06%
PIMCO Dynamic Income Opportunities Fund	5.91%
Saba Capital Income & Opportunities Fund	4.34%
PIMCO Energy & Tactical Credit Opportunities Fund	3.76%
Barings BDC, Inc.	3.50%
Vanguard FTSE Emerging Markets ETF	3.24%
First Trust High Yield Opportunities 2027 Term Fund	2.79%
BlackRock California Municipal Income Trust	2.65%
52.08%

*	Holdings are subject to change and exclude cash equivalents. Only long positions are listed.

**	Percentages are based on net assets attributable to common shareholders, including securities sold short.

6	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
CLOSED-END FUNDS - COMMON SHARES (68.38%)
452,491	Barings Corporate Investors	$6,366,548
309,239	Barings Participation Investors	3,828,379
176,578	BlackRock 2022 Global Income Opportunity Trust	7,450
565,150	BlackRock California Municipal Income Trust	6,583,997
1,475,898	Blackrock Capital Allocation Trust(a)	22,566,480
1,607,965	Blackrock ESG Capital Allocation Trust(a)	24,280,272
596,960	BlackRock Innovation & Growth Trust(a)	5,157,734
24,890	BlackRock Municipal Income Fund, Inc.	309,632
104,250	Calamos Long/Short Equity & Dynamic Income Trust(a)	1,845,225
276,593	DWS Municipal Income Trust	2,646,995
447,287	First Trust High Yield Opportunities 2027 Term Fund	6,937,421
121,840	GDL Fund	1,011,881
378,098	Invesco Dynamic Credit Opportunities Fund	4,227,132
250,295	Invesco Quality Municipal Income Trust	2,700,683
67,239	MFS Investment Grade Municipal Trust	552,705
201,815	Nuveen Core Plus Impact Fund	2,526,724
541,985	Pershing Square Holdings Ltd.	17,560,314
257,850	PGIM Short Duration High Yield Opportunities Fund(a)	4,019,882
87,865	PIMCO Access Income Fund	1,511,278
951,800	PIMCO Dynamic Income Opportunities Fund	14,705,310
635,154	PIMCO Energy & Tactical Credit Opportunities Fund(a)	9,355,818
134,180	PIMCO Global StocksPLUS & Income Fund	1,119,061
93,077	Pioneer Municipal High Income Advantage Fund, Inc.	846,070
611,079	Pioneer Municipal High Income Fund Trust	5,976,353
205,169	Pioneer Municipal High Income Opportunities Fund, Inc.	2,615,905
1,275,236	Saba Capital Income & Opportunities Fund(a)	10,788,492
253,738	Special Opportunities Fund, Inc.	3,283,370
97,075	Sprott Physical Gold and Silver Trust	1,624,065
30,682	Templeton Dragon Fund, Inc.	381,684
329,533	Western Asset Diversified Income Fund	4,705,731

TOTAL CLOSED-END FUNDS - COMMON SHARES
(Cost $181,488,581)		170,042,591

Shares	Description	Rate	Maturity Date	Value (Note 2)
BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES (3.67%)
224,207	First Eagle Alternative Capital BDC, Inc.	5.000%	05/25/26	5,336,127
117,106	Oxford Square Capital Corp.	6.500%	03/30/24	2,937,018
33,699	XAI Octagon Floating Rate Alternative Income Term Trust	6.500%	03/31/26	852,248

TOTAL BUSINESS DEVELOPMENT COMPANIES - PREFERRED SHARES
(Cost $9,154,535)				9,125,393

See Notes to Financial Statements.

Annual Report | July 31, 2022	7

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES (1.23%)
900,778	First Eagle Alternative Capital BDC, Inc.	$3,053,637

TOTAL BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES
(Cost $3,872,206)		3,053,637

Principal Amount	Description	Rate	Maturity Date	Value (Note 2)
BUSINESS DEVELOPMENT COMPANY NOTES (1.69%)
$1,493,450	New Mountain Finance Corp.	5.750%	08/15/23	1,504,651
2,923,130	PennantPark Floating Rate Capital, Ltd.	4.250%	04/01/26	2,704,707
				4,209,358

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $4,344,324)				4,209,358

CORPORATE BONDS (5.00%)
2,888,629	Blackstone Private Credit Fund(b)	2.625%	12/15/26	2,467,159
2,856,157	Blackstone Private Credit Fund(b)	3.250%	03/15/27	2,476,762
300,000	Business Development Corp. of America(c)	4.850%	12/15/24	289,759
3,000,000	Hercules Capital Inc.	3.375%	01/20/27	2,616,299
2,492,428	OWL Rock Core Income Corp.(b)	3.125%	09/23/26	2,168,378
2,505,752	OWL Rock Core Income Corp.(b)	5.500%	03/21/25	2,424,479
				12,442,836

TOTAL CORPORATE BONDS
(Cost $12,272,151)				12,442,836

Shares/Units	Description	Value (Note 2)
SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES/UNITS (48.25%)(d)
6,044	26 Capital Acquisition Corp.	59,684
2,490	7GC & Co. Holdings, Inc.	24,626
54,501	8i ACQUISITION 2 Corp.	540,650
48,020	A SPAC I Acquisition Corp.	487,643
50,471	A SPAC II Acquisition Corp.	505,972
1,698	ABG Acquisition Corp. I	16,691
27,090	Accelerate Acquisition Corp.	265,482
33,634	Accretion Acquisition Corp.	332,977
23,244	Ace Global Business Acquisition, Ltd.	240,343
28,748	Achari Ventures Holdings Corp. I	288,055
28,640	Adit EdTech Acquisition Corp.	282,390
630	Advanced Merger Partners, Inc.	6,196
4	Advanced Merger Partners, Inc. - units	39
41,970	AF Acquisition Corp.	411,726
424	African Gold Acquisition Corp.	4,172

See Notes to Financial Statements.

8	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares/Units	Description	Value (Note 2)
30,883	Agba Acquisition, Ltd.	$350,831
27,690	Alpha Star Acquisition Corp.	277,731
54,048	Alpine Acquisition Corp.	550,749
86,742	ALSP Orchid Acquisition Corp. I	869,155
23,792	AltEnergy Acquisition Corp.	237,801
7,852	Apeiron Capital Investment Corp.	78,049
114,604	Ares Acquisition Corp.	1,131,141
35,396	Ares Acquisition Corp. - units	349,712
14,068	Argus Capital Corp.	142,087
30,180	Aries I Acquisition Corp.	306,629
39,063	Arisz Acquisition Corp.	387,505
10,062	Astrea Acquisition Corp.	99,211
54,212	Athlon Acquisition Corp.	534,530
33,230	Atlantic Avenue Acquisition Corp.	330,638
4,192	Atlas Crest Investment Corp. II	41,249
1	Atlas Crest Investment Corp. II - units	10
43,543	Ault Disruptive Technologies Corp.	438,696
72,474	Aurora Technology Acquisition Corp.	733,437
94,508	Austerlitz Acquisition Corp. I	929,959
99,364	Austerlitz Acquisition Corp. II	972,774
61,063	Austerlitz Acquisition Corp. II - units	599,028
2,418	Authentic Equity Acquisition Corp.	23,914
109,048	Avalon Acquisition, Inc.	1,091,570
39,963	Axios Sustainable Growth Acquisition Corp.	402,028
2,380	B Riley Principal 250 Merger Corp.	23,348
51,497	Bannix Acquisition Corp.	514,198
885,812	Barings BDC, Inc.	8,716,390
109,282	Battery Future Acquisition Corp.	1,096,098
23,844	Big Sky Growth Partners, Inc.	232,956
30,629	BioPlus Acquisition Corp.	305,677
47,978	Biotech Acquisition Co.	472,583
39,233	Black Mountain Acquisition Corp.	391,938
15,680	Blockchain Coinvestors Acquisition Corp. I	156,486
28,817	Blockchain Moon Acquisition Corp.	286,441
114,803	Blue Ocean Acquisition Corp.	1,144,586
49,546	Blue Safari Group Acquisition Corp.	503,387
171	BlueRiver Acquisition Corp.	1,688
11,234	Bright Lights Acquisition Corp.	110,992
27,078	Build Acquisition Corp.	265,906
76,882	Bullpen Parlay Acquisition Co.	768,820
47,584	Cactus Acquisition Corp. 1, Ltd.	475,364
1	Cactus Acquisition Corp. 1, Ltd. - units	10
34,335	CC Neuberger Principal Holdings III	339,916
2,490	CF Acquisition Corp. IV	24,601
25,000	Churchill Capital Corp. V	247,000
99,545	Churchill Capital Corp. VI	979,523

See Notes to Financial Statements.

Annual Report | July 31, 2022	9

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares/Units	Description	Value (Note 2)
100,420	Churchill Capital Corp. VII	$985,120
28,306	CIIG Capital Partners II, Inc.	282,211
3,477	Clarim Acquisition Corp.	34,353
2	Clarim Acquisition Corp. - units	20
6,044	Class Acceleration Corp.	59,533
62,670	ClimateRock	629,207
1,705	Colicity, Inc.	16,777
4	Colicity, Inc. - units	39
42,078	Colombier Acquisition Corp.	409,840
2	Colombier Acquisition Corp. - units	20
50,000	Compute Health Acquisition Corp.	492,500
11,516	Concord Acquisition Corp.	115,390
19,197	Corazon Capital V838 Monoceros Corp.	188,515
6,261	Corner Growth Acquisition Corp.	62,015
38,094	Counter Press Acquisition Corp.	382,845
4,342	COVA Acquisition Corp.	42,790
23,340	Crescera Capital Acquisition Corp.	233,167
1,062	D & Z Media Acquisition Corp.	10,471
35,695	Data Knights Acquisition Corp.	367,658
246	Deep Lake Capital Acquisition Corp.	2,430
28,601	Deep Medicine Acquisition Corp.	287,154
17,064	DHC Acquisition Corp.	167,910
212	DiamondHead Holdings Corp.	2,090
19,208	Digital Health Acquisition Corp.	193,425
50,541	DILA Capital Acquisition Corp.	500,356
35,317	Direct Selling Acquisition Corp.	355,995
12,896	dMY Technology Group, Inc. VI	126,381
53,144	DTRT Health Acquisition Corp.	536,754
28,306	Edify Acquisition Corp.	279,239
13,658	Empowerment & Inclusion Capital I Corp.	134,804
9,604	Enterprise 4.0 Technology Acquisition Corp.	96,088
4,348	EQ Health Acquisition Corp.	42,828
24,174	Eucrates Biomedical Acquisition Corp.	240,290
18,235	Eucrates Biomedical Acquisition Corp. - units	181,074
109,282	EVe Mobility Acquisition Corp.	1,092,274
34,274	Everest Consolidator Acquisition Corp.	344,111
9,609	ExcelFin Acquisition Corp.	96,042
37,839	Far Peak Acquisition Corp., Class A	372,714
27,116	FAST Acquisition Corp. II	266,008
67,522	FG Merger Corp.	680,622
65,633	Financial Strategies Acquisition Corp.	656,002
32,014	Finnovate Acquisition Corp.	319,500
1,704	Fintech Evolution Acquisition Group	16,733
2	Fintech Evolution Acquisition Group - units	20
4,258	Flame Acquisition Corp.	41,856
8,682	Fortistar Sustainable Solutions Corp.	85,518

See Notes to Financial Statements.

10	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares/Units	Description	Value (Note 2)
107,737	Fortress Value Acquisition Corp. III	$1,063,364
5	Fortress Value Acquisition Corp. III - units	49
100,000	Fortress Value Acquisition Corp. IV	982,000
12,992	Fusion Acquisition Corp. II	127,971
8,538	Fusion Acquisition Corp. II - units	83,929
30,880	FutureTech II Acquisition Corp.	311,579
25,269	G Squared Ascend II, Inc.	249,279
61,369	Games & Esports Experience Acquisition Corp.	617,372
67,312	Gardiner Healthcare Acquisitions Corp.	672,447
87,537	Genesis Growth Tech Acquisition Corp.	888,501
53,773	Genesis Unicorn Capital Corp.	540,419
42,380	GigCapital5, Inc.	425,919
48,296	GigInternational1, Inc.	487,307
3,999	Glass Houses Acquisition Corp.	39,750
24,752	Global Consumer Acquisition Corp.	250,490
65,531	Globalink Investment, Inc.	653,999
2,528	Golden Falcon Acquisition Corp.	25,002
29,011	Goldenbridge Acquisition, Ltd.	295,332
375,596	Golub Capital BDC, Inc.	5,273,368
118,100	Gores Holdings VII, Inc.	1,165,647
36,060	Gores Holdings VII, Inc. - units	354,470
65,570	Gores Technology Partners II, Inc.	643,897
5,000	Gores Technology Partners II, Inc. - units	49,400
50,000	Gores Technology Partners, Inc.	491,000
5,000	Gores Technology Partners, Inc. - units	49,300
48,320	Graf Acquisition Corp. IV	472,570
4	Graf Acquisition Corp. IV - units	39
31,409	Green Visor Financial Technology Acquisition Corp. I	315,975
65,633	Growth For Good Acquisition Corp.	650,751
41,904	GSR II Meteora Acquisition Corp.	426,792
50,143	Healthcare AI Acquisition Corp.	503,436
1,866	Healthcare Services Acquisition Corp.	18,417
53,420	Hennessy Capital Investment Corp. V	527,255
19,441	Hunt Cos. Acquisition Corp. I	196,160
30,762	IG Acquisition Corp.	306,082
3,466	Ignyte Acquisition Corp.	34,400
19,240	Industrial Human Capital, Inc.	194,132
14,300	Innovative International Acquisition Corp.	144,001
78,504	Integrated Rail and Resources Acquisition Corp.	785,825
87,536	Integrated Wellness Acquisition Corp.	880,612
6,412	Intelligent Medicine Acquisition Corp.	64,697
4,800	InterPrivate II Acquisition Corp.	47,184
1	InterPrivate II Acquisition Corp. - units	10
5,335	InterPrivate III Financial Partners, Inc.	52,470
39,372	Isleworth Healthcare Acquisition Corp.	392,736
99,700	Jack Creek Investment Corp.	984,039

See Notes to Financial Statements.

Annual Report | July 31, 2022	11

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares/Units	Description	Value (Note 2)
65,652	Jackson Acquisition Co.	$650,611
21,742	Jaws Mustang Acquisition Corp.	214,811
99,988	Jaws Mustang Acquisition Corp. - units	988,881
46,148	Jupiter Wellness Acquisition Corp.	461,249
27,306	Kadem Sustainable Impact Corp.	268,145
9,996	Kairos Acquisition Corp.	98,860
64,923	Kairous Acquisition Corp. ltd	688,833
67,418	Kensington Capital Acquisition	676,877
41,936	Kensington Capital Acquisition Corp. V	416,844
3	Kensington Capital Acquisition Corp. V - units	30
16,886	Khosla Ventures Acquisition Co. III	165,652
98,332	KKR Acquisition Holdings I Corp.	967,587
1,404	KL Acquisition Corp.	13,843
2	KL Acquisition Corp. - units	20
20,160	Lakeshore Acquisition I Corp.	201,499
39,630	Lakeshore Acquisition II Corp.	399,669
110,736	LAMF Global Ventures Corp. I	1,102,931
1	LAMF Global Ventures Corp. I - units	10
64,629	Larkspur Health Acquisition Corp.	650,491
40,000	Lazard Growth Acquisition Corp. I	394,400
9,574	Learn CW Investment Corp.	94,735
93,430	Legato Merger Corp. II	929,628
39,110	LF Capital Acquisition Corp. II, Class A	393,055
102,444	Lionheart III Corp.	1,027,513
65,640	LIV Capital Acquisition Corp. II	660,995
31,863	LMF Acquisition Opportunities, Inc.	325,640
4,025	Longview Acquisition Corp. II	39,606
19,191	M3-Brigade Acquisition III Corp.	192,486
31,198	Mana Capital Acquisition Corp.	311,668
27,289	Maquia Capital Acquisition Corp.	280,258
2,466	Marlin Technology Corp.	24,413
12,832	McLaren Technology Acquisition Corp.	128,962
16,912	MDH Acquisition Corp.	166,414
8,473	Medicus Sciences Acquisition Corp.	83,459
64,028	Mercato Partners Acquisition Corp.	641,240
50,249	Minority Equality Opportunities Acquisition, Inc.	509,022
40,612	Model Performance Acquisition Corp.	415,461
41,578	Monterey Bio Acquisition Corp.	418,275
2,448	Monument Circle Acquisition Corp.	24,137
5,094	Moringa Acquisition Corp.	50,125
1	Moringa Acquisition Corp. - units	10
49,577	Mount Rainier Acquisition Corp.	499,240
48,112	Mountain Crest Acquisition Corp. III	477,271
67,514	Mountain Crest Acquisition Corp. V	675,140
40,200	MSD Acquisition Corp.	395,166
51,016	Murphy Canyon Acquisition Corp.	518,833

See Notes to Financial Statements.

12	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares/Units	Description	Value (Note 2)
62,576	Nabors Energy Transition Corp.	$628,576
168	New Vista Acquisition Corp.	1,658
42,162	Newbury Street Acquisition Corp.	413,609
19,240	Newcourt Acquisition Corp.	193,747
12,684	Noble Rock Acquisition Corp.	125,572
1	Noble Rock Acquisition Corp. - units	10
36,206	Nocturne Acquisition Corp.	371,111
10,767	North Atlantic Acquisition Corp.	106,163
69,600	NorthView Acquisition Corp.	692,520
48,836	OceanTech Acquisitions I Corp.	495,197
280	Omega Alpha SPAC	2,766
91,745	OmniLit Acquisition Corp.	922,955
16,682	Onyx Acquisition Co. I	167,654
57,200	OPY Acquisition Corp. I	565,422
60,423	OPY Acquisition Corp. I - units	599,094
42,045	Orion Biotech Opportunities Corp.	411,621
47,892	Osiris Acquisition Corp.	467,905
52,752	Oxbridge Acquisition Corp.	531,213
53,236	Oxus Acquisition Corp.	533,691
18,142	Oyster Enterprises Acquisition Corp.	178,971
49,847	Pacifico Acquisition Corp.	502,209
10,140	Periphas Capital Partnering Corp.	249,951
10,588	Phoenix Biotech Acquisition Corp.	106,727
51,134	PHP Ventures Acquisition Corp.	515,942
102,243	Pioneer Merger Corp.	1,010,161
165	Pivotal Investment Corp. III	1,625
3	Pivotal Investment Corp. III - units	30
79,971	Pontem Corp.	792,513
29,239	Pontem Corp. - units	289,466
12,159	Post Holdings Partnering Corp.	118,429
131,265	Power & Digital Infrastructure Acquisition II Corp.	1,306,087
6,750	Priveterra Acquisition Corp.	66,487
1	Priveterra Acquisition Corp. - units	10
8,438	Progress Acquisition Corp.	83,874
38,068	Project Energy Reimagined Acquisition Corp.	371,734
1	Project Energy Reimagined Acquisition Corp. - units	10
68,145	PROOF Acquisition Corp. I	682,131
60,168	Property Solutions Acquisition Corp. II	590,850
3	Property Solutions Acquisition Corp. II - units	30
12,486	PropTech Investment Corp. II	123,674
101,404	Prospector Capital Corp.	1,002,379
4,766	Pyrophyte Acquisition Corp.	48,446
30,397	Quantum FinTech Acquisition Corp.	300,322
15,380	Recharge Acquisition Corp.	154,646
19,827	RedBall Acquisition Corp.	198,270
68,194	Redwoods Acquisition Corp.	676,484

See Notes to Financial Statements.

Annual Report | July 31, 2022	13

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares/Units	Description	Value (Note 2)
37,808	Relativity Acquisition Corp.	$383,184
64,612	RF Acquisition Corp.	649,351
345	RMG Acquisition Corp. III	3,398
92,054	ROC Energy Acquisition Corp.	928,825
61,950	Roth CH Acquisition V Co.	613,305
9,582	Sanaby Health Acquisition Corp. I	96,730
44,370	Sandbridge X2 Corp.	435,270
15,001	Sandbridge X2 Corp. - units	147,460
6,261	ScION Tech Growth I	62,015
40,698	ScION Tech Growth II	401,282
65,165	Screaming Eagle Acquisition Corp.	631,449
65,652	Sculptor Acquisition Corp. I	658,818
6,402	Semper Paratus Acquisition Corp.	64,756
48,836	Senior Connect Acquisition Corp. I	482,500
35,621	SHUAA Partners Acquisition Corp. I	360,484
6,760	Silver Spike Acquisition Corp. II	66,654
83,237	Sizzle Acquisition Corp.	841,526
65,587	Southport Acquisition Corp.	657,510
12,804	Spindletop Health Acquisition Corp.	128,936
46,987	SPK Acquisition Corp.	473,159
14,408	SportsMap Tech Acquisition Corp.	144,080
12,736	SportsTek Acquisition Corp.	125,513
154,848	Spree Acquisition Corp. 1, Ltd.	1,560,094
61,260	ST Energy Transition I, Ltd.	612,600
2,738	Sustainable Development Acquisition I Corp.	26,969
100,280	SVF Investment Corp.	992,772
268	SVF Investment Corp. 2	2,640
65,570	Swiftmerge Acquisition Corp.	649,799
13,098	Tailwind Acquisition Corp.	130,587
3,390	Tailwind International Acquisition Corp.	33,358
33,890	Tastemaker Acquisition Corp.	337,883
27,051	Tech and Energy Transition Corp.	265,370
1	Tech and Energy Transition Corp. - units	10
24,288	Tekkorp Digital Acquisition Corp.	241,423
25,664	TG Venture Acquisition Corp.	256,383
9,608	Thrive Acquisition Corp.	96,993
1,906	TKB Critical Technologies 1	19,317
12,390	TLGY Acquisition Corp.	125,758
100,000	TPG Pace Beneficial Finance Corp.	998,000
76,994	Trine II Acquisition Corp.	769,940
39,232	Tristar Acquisition I Corp.	388,789
6,831	Twelve Seas Investment Co. II	67,183
1	Twelve Seas Investment Co. II - units	10
92,054	UTA Acquisition Corp.	934,348
31,196	Vahanna Tech Edge Acquisition I Corp.	314,456
1,400	VectoIQ Acquisition Corp. II	13,776

See Notes to Financial Statements.

14	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares/Units	Description	Value (Note 2)
16,878	Venus Acquisition Corp.	$173,675
51,495	Waverley Capital Acquisition Corp. 1	500,531
1	Waverley Capital Acquisition Corp. 1 - units	10
66,708	Welsbach Technology Metals Acquisition Corp.	669,748
52,742	WinVest Acquisition Corp.	526,893
49,336	Worldwide Webb Acquisition Corp.	489,906
60,341	Yotta Acquisition Corp.	603,410
1,737	Z-Work Acquisition Corp.	17,109
2	Z-Work Acquisition Corp. - units	20

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES/UNITS
(Cost $117,588,001)		119,994,953

Shares	Description	Value (Note 2)
RIGHTS (0.06%)(d)
54,501	8i ACQUISITION 2 Corp., Strike Price $11.50, Expires 11/24/2022	14,443
33,634	Accretion Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	4,194
30,883	Agba Acquisition, Ltd., Strike Price $11.50, Expires 12/31/2049	4,067
24,649	Allegro Merger Corp., Strike Price $11.50, Expires 12/31/2049	–
39,063	Arisz Acquisition Corp., Strike Price $11.50, Expires 05/01/2023	3,125
39,963	Axios Sustainable Growth Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	1,822
51,497	Bannix Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	4,246
37,712	Benessere Capital Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	6,735
28,817	Blockchain Moon Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	2,376
49,546	Blue Safari Group Acquisition Corp., Strike Price $0.01, Expires 09/24/2026	3,468
21,512	Breeze Holdings Acquisition Corp., Strike Price $0.01, Expires 05/25/2027	2,366
11,614	Brilliant Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	2,015
35,695	Data Knights Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	4,258
28,601	Deep Medicine Acquisition Corp., Strike Price $11.50, Expires 12/09/2022	4,499
41,399	East Stone Acquisition Corp., Strike Price $11.50, Expires 12/31/2026	8,365

See Notes to Financial Statements.

Annual Report | July 31, 2022	15

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
65,633	Financial Strategies Acquisition Corp., Strike Price $11.50, Expires 03/31/2028	$5,855
65,531	Globalink Investment, Inc., Strike Price $11.50, Expires 08/19/2023	6,573
29,011	Goldenbridge Acquisition, Ltd., Strike Price $0.01, Expires 12/31/2049	2,060
46,148	Jupiter Wellness Acquisition Corp., Strike Price $11.50, Expires 12/31/2049	4,255
31,198	Mana Capital Acquisition Corp., Strike Price $11.50, Expires 12/01/2026	6,996
40,612	Model Performance Acquisition Corp., Strike Price $0.01, Expires 04/30/2026	4,467
48,112	Mountain Crest Acquisition Corp. III, Strike Price $0.01, Expires 05/15/2026	9,622
36,206	Nocturne Acquisition Corp., Strike Price $0.01, Expires 12/29/2025	2,535
69,600	NorthView Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	7,569
49,847	Pacifico Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	7,415
51,134	PHP Ventures Acquisition Corp., Strike Price $0.01, Expires 10/08/2022	3,068
46,987	SPK Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	13,105
35,388	Ventoux CCM Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	6,795
16,878	Venus Acquisition Corp., Strike Price $0.01, Expires 12/31/2027	2,683
32,618	Viveon Health Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	3,911
52,742	WinVest Acquisition Corp., Strike Price $0.01, Expires 12/31/2049	3,652

TOTAL RIGHTS
(Cost $367,865)		156,540

Shares	Description	Value (Note 2)
WARRANTS (0.19%)(d)
3,022	26 Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	866
1,245	7GC & Co. Holdings, Inc., Strike Price $11.50, Expires 12/31/2026	69
54,501	8i ACQUISITION 2 Corp., Strike Price $11.50, Expires 09/24/2026	9,810
9,030	Accelerate Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	993

See Notes to Financial Statements.

16	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
16,817	Accretion Acquisition Corp., Strike Price $11.50, Expires 02/19/2023	$1,682
23,244	Ace Global Business Acquisition, Ltd., Strike Price $11.50, Expires 12/31/2027	1,206
28,748	Achari Ventures Holdings Corp. I, Strike Price $11.50, Expires 08/05/2026	2,090
13,141	Ackrell Spac Partners I Co., Strike Price $11.50, Expires 12/01/2026	1,708
14,320	Adit EdTech Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,181
105	Advanced Merger Partners, Inc., Strike Price $11.50, Expires 06/30/2026	24
13,990	AF Acquisition Corp, Strike Price $11.50, Expires 03/31/2028	2,171
318	African Gold Acquisition Corp., Strike Price $11.50, Expires 03/13/2028	25
30,883	Agba Acquisition, Ltd., Strike Price $11.50, Expires 05/10/2024	1,107
24,649	Allegro Merger Corp., Strike Price $11.50, Expires 12/31/2049	–
3,022	Alpha Tau Medical, Ltd., Strike Price $11.50, Expires 03/07/2027	1,904
27,024	Alpine Acquisition Corp., Strike Price $11.50, Expires 01/21/2023	3,783
43,371	ALSP Orchid Acquisition Corp. I, Strike Price $11.50, Expires 11/30/2028	5,421
11,896	AltEnergy Acquisition Corp., Strike Price $11.50, Expires 02/06/2023	2,654
698	Altitude Acquisition Corp., Strike Price $11.50, Expires 11/30/2027	54
13,545	American Acquisition Opportunity, Inc., Strike Price $11.50, Expires 05/28/2026	2,032
9,445	America's Technology Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	567
8,698	Apexigen Inc, Strike Price $0.00, Expires 07/27/27	4,784
12,921	Ares Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,197
15,090	Aries I Acquisition Corp., Strike Price $11.50, Expires 05/07/2023	1,811
39,063	Arisz Acquisition Corp., Strike Price $11.50, Expires 11/16/2026	2,537
5,031	Astrea Acquisition Corp., Strike Price $11.50, Expires 01/13/2026	421
27,106	Athlon Acquisition Corp., Strike Price $11.50, Expires 03/05/2026	1,897
16,615	Atlantic Avenue Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	748

See Notes to Financial Statements.

Annual Report | July 31, 2022	17

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
11,127	Austerlitz Acquisition Corp. I, Strike Price $11.50, Expires 02/19/2026	$2,314
12,341	Austerlitz Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	1,913
1,209	Authentic Equity Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	109
81,786	Avalon Acquisition, Inc., Strike Price $11.50, Expires 02/26/2023	6,682
39,963	Axios Sustainable Growth Acquisition Corp., Strike Price $11.50, Expires 02/16/2027	2,382
51,497	Bannix Acquisition Corp., Strike Price $11.50, Expires 02/19/2023	3,319
29,581	Better World Acquisition Corp., Strike Price $11.50, Expires 11/15/2027	1,926
5,961	Big Sky Growth Partners, Inc., Strike Price $11.50, Expires 02/26/2023	954
23,989	Biotech Acquisition Co., Strike Price $11.50, Expires 11/30/2027	1,985
29,424	Black Mountain Acquisition Corp., Strike Price $11.50, Expires 10/15/2027	4,708
7,840	Blockchain Coinvestors Acquisition Corp. I, Strike Price $11.50, Expires 11/01/2028	708
28,817	Blockchain Moon Acquisition Corp., Strike Price $11.50, Expires 03/24/2023	1,729
57	BlueRiver Acquisition Corp., Strike Price $11.50, Expires 01/04/2026	5
21,512	Breeze Holdings Acquisition Corp., Strike Price $11.50, Expires 05/25/2027	2,923
5,617	Bright Lights Acquisition Corp., Strike Price $11.50, Expires 01/01/2028	534
6,735	Brilliant Acquisition Corp., Strike Price $11.50, Expires 12/31/2025	309
9,026	Build Acquisition Corp., Strike Price $11.50, Expires 04/29/2023	1,056
23,792	Cactus Acquisition Corp. 1, Ltd., Strike Price $11.50, Expires 07/20/2023	3,211
1,867	CC Neuberger Principal Holdings III, Strike Price $11.50, Expires 12/31/2027	467
830	CF Acquisition Corp. IV, Strike Price $11.50, Expires 12/14/2025	62
6,768	CF Acquisition Corp. VIII, Strike Price $11.50, Expires 12/31/2027	271
9,909	Churchill Capital Corp. VI, Strike Price $11.50, Expires 12/31/2027	1,983
20,084	Churchill Capital Corp. VII, Strike Price $11.50, Expires 02/29/2028	4,418

See Notes to Financial Statements.

18	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
14,153	CIIG Capital Partners II, Inc., Strike Price $11.50, Expires 02/28/2028	$2,262
1,159	Clarim Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	133
3,022	Class Acceleration Corp., Strike Price $11.50, Expires 03/31/2028	227
341	Colicity, Inc., Strike Price $11.50, Expires 12/31/2027	55
14,026	Colombier Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	1,501
5,758	Concord Acquisition Corp., Strike Price $11.50, Expires 11/28/2025	4,894
6,399	Corazon Capital V838 Monoceros Corp., Strike Price $11.50, Expires 12/31/2028	513
2,087	Corner Growth Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	125
2,171	COVA Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	228
11,670	Crescera Capital Acquisition Corp., Strike Price $11.50, Expires 04/20/2028	1,263
354	D & Z Media Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	23
123	Deep Lake Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	7
20,705	Delwinds Insurance Acquisition Corp., Strike Price $11.50, Expires 08/01/2027	5,176
5,688	DHC Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,138
53	DiamondHead Holdings Corp., Strike Price $11.50, Expires 01/28/2028	8
19,208	Digital Health Acquisition Corp., Strike Price $11.50, Expires 10/14/2023	1,537
50,541	DILA Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	5,984
17,658	Direct Selling Acquisition Corp., Strike Price $11.50, Expires 11/23/2023	1,942
6,448	dMY Technology Group, Inc. VI, Strike Price $11.50, Expires 06/25/2023	1,612
26,572	DTRT Health Acquisition Corp., Strike Price $11.50, Expires 11/12/2022	1,993
9,479	Dune Acquisition Corp., Strike Price $11.50, Expires 10/29/2027	352
13,995	East Resources Acquisition Co., Strike Price $11.50, Expires 07/01/2027	2,239
14,153	Edify Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,768

See Notes to Financial Statements.

Annual Report | July 31, 2022	19

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
6,303	EdtechX Holdings Acquisition Corp. II, Strike Price $11.50, Expires 06/15/2027	$756
6,829	Empowerment & Inclusion Capital I Corp., Strike Price $11.50, Expires 01/12/2028	410
4,802	Enterprise 4.0 Technology Acquisition Corp., Strike Price $11.50, Expires 09/24/2023	984
2,174	EQ Health Acquisition Corp., Strike Price $11.50, Expires 02/02/2028	219
8,058	Eucrates Biomedical Acquisition Corp., Strike Price $11.50, Expires 12/14/2025	349
17,137	Everest Consolidator Acquisition Corp., Strike Price $11.50, Expires 07/19/2028	1,783
4,804	ExcelFin Acquisition Corp., Strike Price $11.50, Expires 07/05/2023	792
12,613	Far Peak Acquisition Corp., Strike Price $11.50, Expires 12/07/2025	4,164
6,779	FAST Acquisition Corp. II, Strike Price $11.50, Expires 03/16/2026	2,771
65,633	Financial Strategies Acquisition Corp., Strike Price $11.50, Expires 03/31/2028	3,912
24,010	Finnovate Acquisition Corp., Strike Price $11.50, Expires 04/15/2023	2,648
568	Fintech Evolution Acquisition Group, Strike Price $11.50, Expires 03/31/2028	62
2,129	Flame Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	415
37,823	Forafric Global PLC, Strike Price $11.50, Expires 06/09/2027	12,482
4,341	Fortistar Sustainable Solutions Corp., Strike Price $11.50, Expires 12/31/2027	391
1,236	Fortress Value Acquisition Corp. III, Strike Price $11.50, Expires 12/31/2027	190
12,095	FoxWayne Enterprises Acquisition Corp., Strike Price $11.50, Expires 01/12/2026	484
2,846	Fusion Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	270
8,423	G Squared Ascend II, Inc., Strike Price $11.50, Expires 12/31/2026	1,263
67,312	Gardiner Healthcare Acquisitions Corp., Strike Price $11.50, Expires 07/30/2028	6,401
7,925	Getty Images Holdings, Inc., Strike Price $11.50, Expires 07/20/2027	7,291
42,380	GigCapital5, Inc., Strike Price $11.50, Expires 12/31/2028	2,543
24,148	GigInternational1, Inc., Strike Price $11.50, Expires 12/31/2028	1,328
10,112	Global Business Travel Group I, Strike Price $11.50, Expires 10/29/2027	11,427

See Notes to Financial Statements.

20	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
12,376	Global Consumer Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	$2,155
65,531	Globalink Investment, Inc., Strike Price $11.50, Expires 12/03/2026	3,047
1,264	Golden Falcon Acquisition Corp., Strike Price $11.50, Expires 11/04/2026	99
29,011	Goldenbridge Acquisition, Ltd., Strike Price $11.50, Expires 10/28/2025	1,609
1,087	Gores Technology Partners II, Inc., Strike Price $11.50, Expires 12/31/2027	299
20,390	Gorilla Technology Group, Inc., Strike Price $11.50, Expires 07/14/2027	5,477
9,664	Graf Acquisition Corp. IV, Strike Price $11.50, Expires 05/31/2028	1,687
15,704	Green Visor Financial Technology Acquisition Corp. I, Strike Price $11.50, Expires 05/08/2023	3,160
933	Healthcare Services Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	89
7,105	Hennessy Capital Investment Corp. V, Strike Price $11.50, Expires 01/11/2026	1,208
9,720	Hunt Cos. Acquisition Corp. I, Strike Price $11.50, Expires 12/31/2028	972
15,381	IG Acquisition Corp., Strike Price $11.50, Expires 10/05/2027	1,230
1,733	Ignyte Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	311
19,240	Industrial Human Capital, Inc., Strike Price $11.50, Expires 12/31/2028	481
7,150	Innovative International Acquisition Corp., Strike Price $11.50, Expires 04/03/2023	504
39,252	Integrated Rail and Resources Acquisition Corp., Strike Price $11.50, Expires 05/21/2023	9,420
43,768	Integrated Wellness Acquisition Corp., Strike Price $11.50, Expires 10/31/2028	8,754
960	InterPrivate II Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	154
1,067	InterPrivate III Financial Partners, Inc., Strike Price $11.50, Expires 12/31/2027	232
19,686	Isleworth Healthcare Acquisition Corp., Strike Price $11.50, Expires 08/02/2027	708
49,850	Jack Creek Investment Corp., Strike Price $11.50, Expires 12/31/2027	2,861
11,247	Jaws Mustang Acquisition Corp., Strike Price $11.50, Expires 01/30/2026	1,576
13,653	Kadem Sustainable Impact Corp., Strike Price $11.50, Expires 03/16/2026	1,399

See Notes to Financial Statements.

Annual Report | July 31, 2022	21

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
4,998	Kairos Acquisition Corp., Strike Price $11.50, Expires 11/30/2027	$101
31,452	Kensington Capital Acquisition Corp. V, Strike Price $11.50, Expires 07/19/2023	4,403
15,057	Kingswood Acquisition Corp., Strike Price $11.50, Expires 05/01/2027	1,133
6,297	KINS Technology Group, Inc., Strike Price $11.50, Expires 12/31/2025	516
7,083	KKR Acquisition Holdings I Corp., Strike Price $11.50, Expires 12/31/2027	1,771
468	KL Acquisition Corp., Strike Price $11.50, Expires 01/12/2028	33
4,272	KludeIn I Acquisition Corp., Strike Price $11.50, Expires 08/07/2027	256
9,060	L&F Acquisition Corp., Strike Price $11.50, Expires 05/23/2027	3,035
15,120	Lakeshore Acquisition I Corp., Strike Price $11.50, Expires 04/30/2028	2,369
55,368	LAMF Global Ventures Corp. I, Strike Price $11.50, Expires 04/04/2023	17,712
4,787	Learn CW Investment Corp., Strike Price $11.50, Expires 12/31/2028	718
46,715	Legato Merger Corp. II, Strike Price $11.50, Expires 02/05/2023	16,350
19,555	LF Capital Acquisition Corp. II, Strike Price $11.50, Expires 12/31/9999	2,002
14,063	LightJump Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	918
51,222	Lionheart III Corp., Strike Price $11.50, Expires 03/19/2023	5,914
31,863	LMF Acquisition Opportunities, Inc., Strike Price $11.50, Expires 01/31/2027	2,853
805	Longview Acquisition Corp. II, Strike Price $11.50, Expires 05/10/2026	164
6,397	M3-Brigade Acquisition III Corp., Strike Price $11.50, Expires 05/11/2023	896
5,591	Malacca Straits Acquisition Co., Ltd., Strike Price $11.50, Expires 06/30/2027	451
15,599	Mana Capital Acquisition Corp., Strike Price $11.50, Expires 12/01/2026	2,028
7,755	Maquia Capital Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	490
822	Marlin Technology Corp., Strike Price $11.50, Expires 03/05/2026	85
6,416	McLaren Technology Acquisition Corp., Strike Price $11.50, Expires 03/03/2023	722
8,456	MDH Acquisition Corp., Strike Price $11.50, Expires 02/02/2028	531

See Notes to Financial Statements.

22	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
941	Medicus Sciences Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	$141
32,014	Mercato Partners Acquisition Corp., Strike Price $11.50, Expires 12/28/2026	4,320
50,249	Minority Equality Opportunities Acquisition, Inc., Strike Price $11.50, Expires 04/29/2023	1,736
20,306	Model Performance Acquisition Corp., Strike Price $11.50, Expires 04/29/2026	627
2,166	Mondee Holdings, Inc., Strike Price $11.50, Expires 12/31/2027	714
41,578	Monterey Bio Acquisition Corp., Strike Price $11.50, Expires 06/07/2023	2,303
1,224	Monument Circle Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	126
2,547	Moringa Acquisition Corp., Strike Price $11.50, Expires 02/10/2026	267
49,577	Mount Rainier Acquisition Corp., Strike Price $11.50, Expires 12/04/2022	5,949
13,723	MSP Recovery, Inc., Strike Price $0.01, Expires 02/14/2026	21,133
31,288	Nabors Energy Transition Corp., Strike Price $11.50, Expires 11/17/2026	5,945
56	New Vista Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	6
21,081	Newbury Street Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,741
9,620	Newcourt Acquisition Corp., Strike Price $11.50, Expires 04/12/2028	962
4,228	Noble Rock Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	376
3,589	North Atlantic Acquisition Corp., Strike Price $11.50, Expires 10/20/2025	287
34,800	NorthView Acquisition Corp., Strike Price $11.50, Expires 08/02/2027	3,123
48,836	OceanTech Acquisitions I Corp., Strike Price $11.50, Expires 05/10/2026	5,128
8,341	Onyx Acquisition Co. I, Strike Price $11.50, Expires 01/07/2023	1,126
28,600	OPY Acquisition Corp. I, Strike Price $11.50, Expires 04/08/2023	2,578
8,409	Orion Biotech Opportunities Corp., Strike Price $11.50, Expires 12/31/2027	2,397
23,946	Osiris Acquisition Corp., Strike Price $11.50, Expires 05/01/2028	3,592
52,752	Oxbridge Acquisition Corp., Strike Price $11.50, Expires 01/19/2023	3,366

See Notes to Financial Statements.

Annual Report | July 31, 2022	23

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
53,236	Oxus Acquisition Corp., Strike Price $11.50, Expires 01/27/2023	$5,105
9,071	Oyster Enterprises Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	1,205
2,535	Periphas Capital Partnering Corp., Strike Price $28.75, Expires 12/10/2028	788
5,294	Phoenix Biotech Acquisition Corp., Strike Price $11.50, Expires 09/01/2026	582
25,567	PHP Ventures Acquisition Corp., Strike Price $11.50, Expires 12/04/2023	1,223
14,000	Pioneer Merger Corp., Strike Price $11.50, Expires 12/31/2027	1,376
33	Pivotal Investment Corp. III, Strike Price $11.50, Expires 12/31/2027	5
26,657	Pontem Corp., Strike Price $11.50, Expires 12/31/2027	3,194
4,053	Post Holdings Partnering Corp., Strike Price $11.50, Expires 02/09/2023	1,019
7,982	Prenetics Global, Ltd., Strike Price $11.50, Expires 05/17/2027	2,395
2,250	Priveterra Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	396
4,219	Progress Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	464
19,034	Project Energy Reimagined Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	2,892
15,042	Property Solutions Acquisition Corp. II, Strike Price $11.50, Expires 03/01/2026	2,113
4,162	PropTech Investment Corp. II, Strike Price $11.50, Expires 12/31/2027	853
33,768	Prospector Capital Corp., Strike Price $11.50, Expires 01/01/2025	2,364
30,397	Quantum FinTech Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,508
7,690	Recharge Acquisition Corp., Strike Price $11.50, Expires 10/05/2027	251
6,609	RedBall Acquisition Corp., Strike Price $11.50, Expires 08/17/2022	198
17,980	REE Automotive, Ltd., Strike Price $11.50, Expires 07/22/2026	2,355
69	RMG Acquisition Corp. III, Strike Price $11.50, Expires 12/31/2027	680
30,975	Roth CH Acquisition V Co., Strike Price $11.50, Expires 12/10/2026	5,576
4,791	Sanaby Health Acquisition Corp. I, Strike Price $11.50, Expires 07/30/2028	311
14,790	Sandbridge X2 Corp., Strike Price $11.50, Expires 12/31/2027	1,331

See Notes to Financial Statements.

24	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
2,087	ScION Tech Growth I, Strike Price $11.50, Expires 11/01/2025	$136
13,566	ScION Tech Growth II, Strike Price $11.50, Expires 01/28/2026	1,085
24,418	Senior Connect Acquisition Corp. I, Strike Price $11.50, Expires 12/31/2027	1,221
1,690	Silver Spike Acquisition Corp. II, Strike Price $11.50, Expires 02/26/2026	101
13,523	SoundHound AI, Inc., Strike Price $11.50, Expires 12/31/2027	3,367
6,402	Spindletop Health Acquisition Corp., Strike Price $11.50, Expires 12/31/2028	940
10,806	SportsMap Tech Acquisition Corp., Strike Price $11.50, Expires 09/01/2027	1,518
6,368	SportsTek Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	636
1,369	Sustainable Development Acquisition I Corp., Strike Price $11.50, Expires 12/31/2028	123
20,056	SVF Investment Corp., Strike Price $11.50, Expires 12/31/2027	2,844
6,549	Tailwind Acquisition Corp., Strike Price $11.50, Expires 09/07/2027	359
1,130	Tailwind International Acquisition Corp., Strike Price $11.50, Expires 03/01/2028	105
16,945	Tastemaker Acquisition Corp., Strike Price $11.50, Expires 01/07/2027	2,372
9,017	Tech and Energy Transition Corp., Strike Price $11.50, Expires 12/31/2027	1,353
12,144	Tekkorp Digital Acquisition Corp., Strike Price $11.50, Expires 10/26/2027	1,336
25,664	TG Venture Acquisition Corp., Strike Price $11.50, Expires 08/13/2023	2,391
4,804	Thrive Acquisition Corp., Strike Price $11.50, Expires 03/09/2023	503
38,497	Trine II Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	5,290
19,616	Tristar Acquisition I Corp., Strike Price $11.50, Expires 12/31/2028	2,942
46,319	Tuscan Holdings Corp. II, Strike Price $11.50, Expires 07/16/2025	5,095
2,277	Twelve Seas Investment Co. II, Strike Price $11.50, Expires 03/02/2028	261
15,598	Vahanna Tech Edge Acquisition I Corp., Strike Price $11.50, Expires 11/30/2028	2,028
280	VectoIQ Acquisition Corp. II, Strike Price $11.50, Expires 12/31/2027	59

See Notes to Financial Statements.

Annual Report | July 31, 2022	25

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

Shares	Description	Value (Note 2)
35,388	Ventoux CCM Acquisition Corp., Strike Price $11.50, Expires 09/30/2025	$7,431
16,878	Venus Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	911
1,048	VEW AG, Strike Price $11.50, Expires 02/28/2026	137
35,109	Vickers Vantage Corp. I, Strike Price $11.50, Expires 12/31/2027	5,266
32,618	Viveon Health Acquisition Corp., Strike Price $11.50, Expires 12/31/2027	2,277
17,165	Waverley Capital Acquisition Corp. 1, Strike Price $11.50, Expires 04/30/2027	4,290
52,742	WinVest Acquisition Corp., Strike Price $11.50, Expires 02/19/2023	4,747
24,668	Worldwide Webb Acquisition Corp., Strike Price $11.50, Expires 03/27/2023	5,180
579	Z-Work Acquisition Corp., Strike Price $11.50, Expires 01/04/2026	70

TOTAL WARRANTS
(Cost $1,862,077)		483,409

EXCHANGE TRADED FUNDS - COMMON SHARES (3.24%)
195,058	Vanguard FTSE Emerging Markets ETF	8,059,797

TOTAL EXCHANGE TRADED FUNDS - COMMON SHARES
(Cost $8,337,187)		8,059,797

Shares	Description	7-Day Yield	Value (Note 2)
SHORT-TERM INVESTMENTS (6.15%)
15,276,011	State Street Institutional Treasury Money Market Fund Premier Class	1.659%	15,276,011

TOTAL SHORT-TERM INVESTMENTS
(Cost $15,276,011)			15,276,011

TOTAL INVESTMENTS (137.86%)
(Cost $354,562,938)			$342,844,525

Series A Cumulative Perpetual Preferred Shares (-39.31%)			(97,750,000)
Other Assets In Excess Of Liabilities (1.45%)(e)			3,595,205
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS (100.00%)			$248,689,730

See Notes to Financial Statements.

26	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2022

SCHEDULE OF SECURITIES SOLD SHORT

Description	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS - COMMON SHARES (-15.54%)
Invesco S&P 500 Equal Weight ETF	(198,896)	$(29,006,993)
SPDR Blackstone Senior Loan ETF	(50,000)	(2,126,000)
SPDR Bloomberg Short Term High Yield Bond ETF	(297,955)	(7,502,507)

TOTAL EXCHANGE TRADED FUNDS - COMMON SHARES		(38,635,500)

TOTAL SECURITIES SOLD SHORT
(Proceeds $40,139,201)		$(38,635,500)

(a)	All or a portion of the security is pledged as collateral for securities sold short or the credit agreement. As of July 31, 2022, the aggregate value of those securities was $14,575,660 representing 5.86% of net assets.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2022, the market value of those Rule 144A securities held by the Fund was $9,536,778 representing 3.83% of the Fund's net assets.

(c)	Restricted security (see Note 9).

(d)	Non-income producing security.

(e)	Includes cash in the amount of $41,161,393 which is being held as collateral for securities sold short.

See Notes to Financial Statements.

Annual Report | July 31, 2022	27

RiverNorth Opportunities Fund, Inc.

Statement of Assets and Liabilities	July 31, 2022

ASSETS:
Investments, at value	$342,844,525
Cash	234,553
Deposit with broker for securities sold short	41,161,393
Receivable for investments sold	2,603,912
Capital stock receivable	269,185
Interest receivable	223,840
Dividends receivable	269,532
Prepaid and other assets	30,350
Total Assets	387,637,290

LIABILITIES:
Securities sold short (Proceeds $40,139,201)	38,635,500
Dividend payable - Series A Cumulative Perpetual Preferred Shares	1,221,788
Payable for investments purchased	683,036
Payable to adviser	290,583
Payable to administrator	115,056
Accrued offering costs (Note 8)	71,553
Payable to transfer agent	9,375
Payable for director fees	34,662
Payable for custodian fees	24,329
Payable for professional fees	60,858
Payable for printing fees	38,763
Other payables	12,057
Total Liabilities	41,197,560
Series A Cumulative Perpetual Preferred Shares, $0.0001 par value per share, 3,910,000 of shares authorized
Series A Cumulative Perpetual Preferred Shares (6.00%, $25 liquidation value per share, 3,910,000 shares issued and outstanding)	$97,750,000
Net Assets Attributable to Common Shareholders	$248,689,730

NET ASSETS CONSIST OF:
Paid-in capital	$268,860,599
Total distributable earnings/(accumulated deficit)	(20,170,869)
Net Assets Attributable to Common Shareholders	$248,689,730

PRICING OF SHARES:
Net Assets Attributable to Common Shareholders	$248,689,730
Shares of common stock outstanding (37,500,000 of shares authorized, at $0.0001 par value per share)	18,291,243
Net Asset Value Per Share Attributable to Common Shareholders	$13.60

Cost of Investments	$354,562,938

See Notes to Financial Statements.

28	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Statement of Operations

For the Year Ended July 31, 2022

INVESTMENT INCOME:
Dividends	$7,302,247
Interest	577,127
Total Investment Income	7,879,374

EXPENSES:
Investment advisory fees	2,956,781
Administration fees	477,111
Transfer agent fees	29,261
Dividend and interest expense - short sales	685,543
Interest expense on loan	165,512
Audit and tax fees	59,360
Legal fees	126,070
Custodian fees	50,459
Director fees	152,908
Printing fees	105,694
Insurance fees	27,461
Other expenses	32,476
Total Expenses	4,868,636
Net Investment Income	3,010,738

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(951,077)
Securities sold short	306,292
Long-term capital gains from other investment companies	1,128,937
Net realized gain	484,152
Net change in unrealized appreciation/depreciation on:
Investments	(23,482,819)
Securities sold short	2,516,627
Net change in unrealized appreciation/depreciation	(20,966,192)
Net Realized and Unrealized Loss on Investments	(20,482,040)
Dividends to Series A Cumulative Perpetual Preferred Shares	$(1,634,610)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(19,105,912)

See Notes to Financial Statements.

Annual Report | July 31, 2022	29

RiverNorth Opportunities Fund, Inc.

Statements of Changes in Net Assets Attributable to Common Shareholders

	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021
OPERATIONS:
Net investment income	$3,010,738	$3,196,208
Net realized gain/(loss)	(644,785)	26,397,453
Long-term capital gains from other investment companies	1,128,937	508,694
Net change in unrealized appreciation/depreciation	(20,966,192)	12,670,994
Net increase/(decrease) in net assets resulting from operations	(17,471,302)	42,773,349
Distributions to Series A Cumulative Perpetual Preferred Shareholders	(1,634,610)	–
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	(19,105,912)	–

TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(15,769,747)	(21,846,422)
From tax return of capital	(22,464,896)	–
Net decrease in net assets from distributions to common shareholders	(38,234,643)	(21,846,422)

PREFERRED SHARE TRANSACTIONS:
Issuance and offering costs for Cumulative Perpetual Preferred Shares	(3,699,671)	–
Net decrease in net assets attributable to common shareholders from preferred share transactions	(3,699,671)	–

COMMON SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs	95,791,104	50,679,487
Dividend Reinvestment	2,227,599	938,369
Net increase in net assets attributable to common shareholders from capital share transactions	98,018,703	51,617,856

Net Increase in Net Assets Attributable to Common Shareholders	36,978,477	72,544,783

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	211,711,253	139,166,470
End of period	$248,689,730	$211,711,253

OTHER INFORMATION:
Common Share Transactions:
Shares outstanding - beginning of period	12,436,466	9,348,465
Shares issued in connection with public offering	5,708,985	3,031,356
Shares issued as reinvestment of dividends	145,792	56,645
Shares outstanding - end of period	18,291,243	12,436,466

See Notes to Financial Statements.

30	www.rivernorth.com

Intentionally Left Blank

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a common share outstanding throughout the periods presented.

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(b)
Net realized and unrealized gain/(loss)
Total income/(loss) from investment operations
Less distributions to common shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions to common shareholders
Less distributions to preferred shareholders:
From net investment income(b)
Total distributions paid
Common share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total common share transactions
Preferred Share issuance and offering costs charged to paid-in capital
Total preferred share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return -Net Asset Value(i)
Total Return - Market Price(i)
Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including dividend expense and line of credit expense)
Total expenses
Net investment income
Ratios to Average Net Assets (excluding dividend expense and line of credit expense)
Total expenses
Net investment income
Portfolio turnover rate
Borrowings at End of Period
Loan Payable (in thousands)
Asset Coverage Per $1,000 of loan payable (in thousands)(l)
Cumulative Perpetual Preferred Stock (in thousands)
Asset coverage per share of Cumulative Perpetual Preferred Stock(m)

Involuntary liquidating preference per share of Series A Cumulative Perpetual Preferred Stock Average market value per share of Series A Cumulative Preferred Stock

See Notes to Financial Statements.

32	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a common share outstanding throughout the periods presented.

For the Year Ended July 31, 2022		For the Year Ended July 31, 2021		For the Year Ended July 31, 2020		For the Year Ended July 31, 2019		For the Period Ended July 31, 2018(a)		For the Year Ended October 31, 2017
$17.02		$14.89		$17.39		$19.07		$20.48		$19.72

0.18		0.31		0.41		0.55		0.44		0.42
(0.85)		4.03		(0.56)		0.29		0.40		2.23
(0.67)		4.34		(0.15)		0.84		0.84		2.65

(0.70)		(0.72)		(0.51)		(0.63)		(0.47)		(0.53)
(0.24)		(1.37)		(0.00	)(c)	(0.41)		(1.34)		(1.36)
(1.34)		–		(1.60)		(1.20)		(0.08)		–
(2.28)		(2.09)		(2.11)		(2.24)		(1.89)		(1.89)

(0.10)		–		–		–		–		–
(0.10)		–		–		–		–		–

(0.13	)(d)	(0.08	)(e)	(0.21	)(f)	(0.26	)(g)	(0.32	)(h)	–
(0.02)		(0.04)		(0.03)		(0.02)		(0.04)		–
(0.15)		(0.12)		0.24		(0.28)		(0.36)		–
(0.22)		–		–		–		–		–
(0.22)		–		–		–		–		–
(3.42)		2.13		(2.50)		(1.68)		(1.41)		0.76
$13.60		$17.02		$14.89		$17.39		$19.07		$20.48
$14.60		$18.21		$14.81		$17.38		$19.14		$20.50
(7.41%)		30.09%		(1.75%)		3.77%		2.56	%(j)	14.11%
(7.10%)		39.94%		(2.22%)		3.33%		2.84	%(j)	14.63%

$248,690		$211,711		$139,166		$124,664		$101,624		$76,927

1.91%		1.91%		2.06%		2.17%		2.07	%(k)	2.21%
1.18%		1.87%		2.59%		3.11%		3.03	%(k)	2.03%

1.58%		1.45%		1.54%		1.56%		1.72	%(k)	1.75%
1.51%		2.33%		3.11%		3.72%		2.68	%(k)	1.57%
119%		190%		133%		76%		74	%(j)	162%

–		–		$7,500		–		–		–
–		–		19,556		–		–		–
$97,750		–		–		–		–		–
89		–		–		–		–		–

$25.00		–		–		–		–		–
$24.41		–		–		–		–		–

See Notes to Financial Statements.

Annual Report | July 31, 2022	33

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a common share outstanding throughout the periods presented.

(a)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.

(b)	Calculated using average shares throughout the period.

(c)	Less than ($0.005) per share.

(d)	Represents the impact of the Fund's rights offering of 4,373,407 common shares in November 2021 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.

(e)	Represents the impact of the Fund's rights offering of 575,706 common shares in November 2020 at a subscription price per share based on a formula. For more details, please refer to Note 8 of the Notes to Financial Statements.

(f)	Represents the impact of the Fund's rights offering of 2,163,193 common shares in November 2019 at a subscription price per share based on a formula.

(g)	Represents the impact of the Fund's rights offering of 1,790,000 common shares in November 2018.

(h)	Represents the impact of the Fund's rights offering of 1,564,710 common shares in November 2017.

(i)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(j)	Not annualized.

(k)	Annualized.

(l)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Loan Payable) from the Fund's total assets and dividing by the principal amount of the Loan Payable and then multiplying by $1,000.

(m)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per share is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).

See Notes to Financial Statements.

34	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

1. ORGANIZATION

RiverNorth Opportunities Fund, Inc. (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is total return consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds, exchange-traded funds (“ETFs), business development companies (“BDCs” and collectively, "Underlying Funds") and special purpose acquisition companies ("SPACs"). All Underlying Funds are registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund incurs higher and additional expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

The Fund may be converted to an open-end investment company at any time if approved by two-thirds of the Fund's Board of Directors (the "Board") and at least two-thirds of the Fund’s total outstanding shares. If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding, if any (requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds, but may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2022.

Annual Report | July 31, 2022	35

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

Portfolio Valuation: The net asset value per share of the Fund is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded. Fixed income securities, including corporate bonds and convertible corporate bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discounts and amortization of premiums calculated using yield to maturity, is accrued and recorded as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Preferred Stock: In accordance with ASC 480-10-25, the Fund's Series A Term preferred shares have been classified as equity on the Statement of Assets and Liabilities. Refer to "Note 7. Cumulative Perpetual Preferred Stock" for further details.

Fair Value Measurements: Investments and derivatives in the Fund are recorded at their fair value. The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | July 31, 2022	37

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2022:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds - Common Shares	$170,035,141	$7,450	$–	$170,042,591
Business Development Companies - Preferred Shares	9,125,393	–	–	9,125,393
Business Development Companies - Common Shares	3,053,637	–	–	3,053,637
Business Development Company Notes	–	4,209,358	–	4,209,358
Corporate Bonds	–	12,442,836	–	12,442,836
Special Purpose Acquisition Companies - Common Shares/units	119,994,953	–	–	119,994,953
Rights	156,540	–	–	156,540
Warrants	483,409	–	–	483,409
Exchange Traded Funds - Common Shares	8,059,797	–	–	8,059,797
Short-Term Investments	15,276,011	–	–	15,276,011
Total	$326,184,881	$16,659,644	$–	$342,844,525
Other Financial Instruments
Liabilities:
Securities Sold Short
Exchange Traded Funds - Common Shares	$(38,635,500)	$–	$–	$(38,635,500)
Total	$(38,635,500)	$–	$–	$(38,635,500)

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the year.

Short Sale Risks: The Fund and the Underlying Funds may engage in short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To establish a short position, a fund must first borrow the security from a broker or other institution. The fund may not always be able to borrow a security at a particular time or at an acceptable price. Accordingly, there is a risk that a fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After selling a borrowed security, a fund is obligated to “cover” the short sale by purchasing and returning the security to the lender at a later date. The Fund and the Underlying Funds cannot guarantee that the security will be available at an acceptable price. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

Special Purpose Acquisition Company Risk: The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. SPACs are generally publicly traded companies that raise funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition or merger that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses. Accordingly, any rights or warrants issued by the SPAC will expire worthless. Certain private investments in SPACs may be illiquid and/or be subject to restrictions on resale. Additionally, the Fund may acquire certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which typically have more limited liquidity than SPAC shares issued in an IPO. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

Private Debt Risk: The Fund may invest in notes issued by private funds (“private debt”). Private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for private debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Rights and Warrants Risks: Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.

Annual Report | July 31, 2022	39

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

During the year ended July 31, 2022, the Fund invested in rights and warrants, which are disclosed in the Statement of Investments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of July 31, 2022:

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value
Equity Contracts (Rights)	Investments, at fair value	$156,540
Equity Contracts (Warrants)	Investments, at fair value	483,409
		$639,949

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2022:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Rights)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	$76,286	$(279,192)
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	145,728	(1,446,042)
Total		$222,014	$(1,725,234)

The Fund’s average fair value of rights and warrants held for the year ended July 31, 2022 were $199,641 and $1,083,522 respectively.

Market and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained RiverNorth Capital Management, LLC (“RiverNorth” or the "Sub-Adviser") as the Fund’s sub-adviser and AAI pays RiverNorth an annual fee of 0.85% based on the Fund’s average daily Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 per share class outstanding, plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to interested Directors employed by the Adviser or Sub-Adviser. For their services, the Directors of the Fund, which are not affiliated with the Adviser or Sub-Adviser, receive an annual retainer in the amount of $17,000, an additional $2,000 for attending each meeting of the Board and $1,000 for attending a special meeting of the Board. In addition, the Independent Chairman receives an additional $10,000 annually. The Directors, which are not affiliated with the Adviser or Sub-Adviser, are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain officers of the Fund are also employees of AAI and AFS. A Director is an officer of RiverNorth.

Annual Report | July 31, 2022	41

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

Managed Assets: For these purposes, the term Managed Assets is defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force.

4. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available, and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC rescinded previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund's financial statements and does not expect the implementation to have a material impact on the Fund's financial statements.

5. LEVERAGE

The Fund may use leverage for investment purposes, which may include the use of borrowings, the issuance of preferred stock, and/or the use of derivatives or other transactions that may provide leverage (such as the investment of proceeds received from selling securities short). The Sub-Adviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. Leverage, if used, may take the form of a borrowing or the issuance of preferred stock, although the Fund currently anticipates that leverage will primarily be obtained through the use of bank borrowings or other similar term loans.

The provisions of the 1940 Act further provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue preferred shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). Notwithstanding each of the limits discussed above, the Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of preferred stock), but which are not subject to the above foregoing limitations, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund.

If the net rate of return on the Fund’s investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to the Fund’s stockholders. If the net rate of return on the Fund’s investments purchased with leverage proceeds does not exceed the costs of leverage, the return to stockholders will be less than if leverage had not been used. The use of leverage magnifies gains and losses to stockholders. Since the stockholders pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for stockholders than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

The Fund has entered into a $65,000,000 credit agreement for margin financing with Pershing LLC (the "Pershing Credit Agreement"). Per the Pershing Credit Agreement, the Fund may borrow at an interest rate of 0.85% plus the Overnight Bank Funding Rate. Prior to March 20, 2022, the Fund borrowed at an interest rate of 1.10% plus the Overnight Bank Funding Rate.

The average annualized interest rate charged, the average outstanding loan payable and the maximum outstanding loan payable for the year ended July 31, 2022 was as follows:

Average Interest Rate*	1.23%
Average Outstanding Loan Payable*	$37,277,372
Maximum Outstanding Loan Payable	$60,000,000

*	The average is calculated based on the actual number of days with an outstanding principal balance.

At July 31, 2022, the Fund had no principal balance outstanding.

6. DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate that is reset annually to a rate equal to a percentage of the average of the Fund’s NAV per share (the “Distribution Amount”), as reported for the final five trading days of the preceding calendar year (the “Distribution Rate Calculation”). The Distribution Amount is set by the Board and may be adjusted from time to time. The Fund’s intention is that monthly distributions paid to stockholders throughout a calendar year will be at least equal to the Distribution Amount (plus any additional amounts that may be required to be included in a distribution for federal or excise tax purposes) and that, on the close of the calendar year, the Distribution Amount applicable to the following calendar year will be reset based upon the new results of the Distribution Rate Calculation.

Dividends and distributions may be payable in cash or shares of common stock, with stockholders having the option to receive additional common stock in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to common stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Fund’s ability to maintain a stable level of distributions to stockholders will depend on a number of factors, including the stability of income received from its investments and the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund’s common stock could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

Annual Report | July 31, 2022	43

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

7. CUMULATIVE PERPETUAL PREFERRED STOCK

At July 31, 2022, the Fund had issued and outstanding 3,910,000 shares of Series A Cumulative Perpetual Preferred Stock, listed under trading symbol RIVPRA on the NYSE, with a par value of $0.0001 per share and a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). The Fund issued 3,910,000 shares of Series A Cumulative Perpetual Preferred Stock on April 20, 2022. The Series A Cumulative Perpetual Preferred Stock is entitled to voting rights and a dividend at a rate of 6.00% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series A Cumulative Perpetual Preferred Stock is generally not redeemable at the Fund’s option prior to May 15, 2027, and is subject to mandatory redemption by the Fund in certain circumstances. On or after May 15, 2027, the Fund may redeem in whole, or from time to time in part, outstanding Series A Cumulative Perpetual Preferred Stock at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption.

Series	First Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Fair Value
Series A	May 15, 2027	6.000%	3,910,000	$97,750,000	$97,476,300

8. CAPITAL TRANSACTIONS

The Fund’s authorized capital stock consists of 37,500,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. Also, the Fund’s Board, with the approval of a majority of the entire Board, but without any action by the stockholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

During the years ended July 31, 2021 and July 31, 2022, the Board approved rights offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on the respective record dates. For every three rights held, a holder of the rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all rights initially issued to them in the primary subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at 95% of NAV per share for the October 2, 2020 rights offering, and at 97.5% of NAV per share for the October 1, 2021 rights offering. Offering costs were charged to paid-in-capital upon the exercise of the rights.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

The shares of common stock issued, subscription price, and offering costs for the rights offerings were as follows:

Record Date	Expiration Date	Shares of common stock issued	Subscription price	Gross Proceeds	Offering costs	Net Proceeds
October 2, 2020	November 6, 2020	575,706	$14.08	$8,105,940	$177,881	$7,928,059
October 1, 2021	November 5, 2021	4,373,407	$16.81	$73,516,972	$191,237	$73,325,735

On August 31, 2018, the Fund entered into a sales agreement with Jones Trading Institutional Services LLC ("Jones"), under which the Fund may from time to time offer and sell up to 3,300,000 of the Fund's common stock in an "at-the-market" offering. On November 11, 2020, the agreement with Jones was terminated and the Fund entered into a distribution agreement with ALPS Distributors, Inc. (“ADI”), pursuant to which the Fund may offer and sell up to 3,196,130 shares of the Fund's common stock from time to time through ADI. On September 17, 2021, the Fund entered into a new distribution agreement with ADI, pursuant to which the Fund may offer and sell an additional 5,000,000 shares of the Fund's common stock from time to time through ADI, for a total of 8,196,130 shares.

The shares of common stock issued, gross proceeds from the sale of shares, and commissions to Jones and ADI were as follows:

Period Ended	Shares of common stock issued	Gross Proceeds	Commissions		Offering Costs	Net Proceeds
July 31, 2021	2,455,650	$43,382,997	$437,175	*	$194,394	$42,751,428
July 31, 2022	1,335,578	$22,707,554	$227,219	*	$14,966	$22,465,369

*	Includes commissions in the amount of $84,904 and $45,415 retained by the Fund's related party distributor, ADI for the years ended July 31, 2021 and July 31, 2022, respectively.

The Fund's 2020 rights offering and previous at-the-market offerings were made under the shelf registration statement that was initially effective with the SEC on July 26, 2018. Offering costs incurred through July 31, 2022 as a result of the Fund's shelf registration statement initially effective with the SEC on September 17, 2021 are approximately $859,430. The Fund's 2021 rights offerings, the current at-the-market offering and preferred shares offering were made under this shelf registration statement. Management estimates an additional $477,972 of costs expected to be incurred resulting in total offering costs of approximately $1,337,402. The Statement of Assets and Liabilities reflects the current offering costs of $71,553 as accrued offering costs. These offering costs, as well as offering costs incurred subsequent to July 31, 2022, will be charged to paid-in-capital upon the issuance of shares.

Annual Report | July 31, 2022	45

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

9. RESTRICTED SECURITIES

As of July 31, 2022, investments in securities included a security that is considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, and may have contractual restrictions on release.

Description	Acquisition Date	Cost	Fair Value	Value as Percentage of Net Assets
Business Development Corp. of America	12/3/2019	$300,000	$289,759	0.11%

10. PORTFOLIO INFORMATION

Purchases and Sales of Securities: For the year ended July 31, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $509,480,573, and $354,408,603, respectively.

11. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended July 31, 2022 and July 31, 2021 was as follows:

	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021
Ordinary Income (Common)	$10,126,899	$21,674,120
Ordinary Income (Preferred)	412,822	–
Tax-Exempt Income	–	172,302
Long-Term Capital Gain	5,642,848	–
Return of Capital	22,464,896	–
Total	$38,647,465	$21,846,422

46	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. For the year ended July 31, 2022, no differences were reclassified between distributable earnings and paid-in capital. As of July 31, 2022, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	$(3,942,491)
Unrealized Depreciation	(15,006,590)
Preferred Distributions Payable	(1,221,788)
Total	$(20,170,869)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of July 31, 2022, was as follows:

Cost of investments for income tax purposes	$359,354,816
Gross appreciation on investments (excess of value over tax cost)(a)	7,836,420
Gross depreciation on investments (excess of tax cost over value)(a)	(22,843,010)
Net unrealized depreciation on investments	$(15,006,590)

(a)	Includes appreciation/(depreciation) on securities sold short.

The differences between book-basis and tax-basis are primarily due to wash sales, investments in passive foreign investment companies, and the tax treatment of certain other investments.

The Fund elects to defer to the period ending July 31, 2023, post – October capital losses in the amount of:

Fund	Amount
Rivernorth Opportunities Fund, Inc.	$3,007,666

The Fund elects to defer to the period ending July 31, 2023, specified late year ordinary losses in the amount of:

Fund	Amount
Rivernorth Opportunities Fund, Inc.	$934,825

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the year ended July 31, 2022, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Fund’s financial statements. During the year, the Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

Annual Report | July 31, 2022	47

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2022

12. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

13. SUBSEQUENT EVENTS

Subsequent to July 31, 2022, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
August 16, 2022	August 17, 2022	August 31, 2022	$0.17
September 15, 2022	September 16, 2022	September 30, 2022	$0.17

Effective October 1, 2022, RiverNorth Capital Management, LLC ("RiverNorth") will serve as the adviser to the Fund under the Fund's new management agreement with RiverNorth (the "Management Agreement"). At a meeting of the Board of Directors held on March 17, 2022, the Board considered and unanimously voted in favor of the Management Agreement between the Fund and RiverNorth. Stockholders of the Fund received a related proxy statement describing the proposal and were asked to consider the approval of the Management Agreement at a special stockholder meeting that took place on June 29, 2022. The Management Agreement will take effect on October 1, 2022, and at that time, the Fund’s current investment advisory agreement with AAI and current sub-advisory agreement RiverNorth will be terminated. For more information relating to the Board's consideration of the Management Agreement, see Consideration and Approval of Advisory Agreement.

48	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Report of Independent Registered Public Accounting Firm

July 31, 2022

To the Shareholders and Board of Directors of

RiverNorth Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of RiverNorth Opportunities Fund, Inc. (the “Fund”) as of July 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the six periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the six periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

September 28, 2022

Annual Report | July 31, 2022	49

RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

July 31, 2022 (Unaudited)

RiverNorth Opportunities Fund, Inc. (the “Fund”) has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s shares of common stock (the “Common Shares”) elects to receive cash by contacting (the "Plan Administrator"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

50	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

July 31, 2022 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at Mail Stop: RiverNorth Opp, 430 West 7th Street, Kansas City, MO 64105-1407.

Annual Report | July 31, 2022	51

RiverNorth Opportunities Fund, Inc.	Directors and Officers

  July 31, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2023. Has served since 2013.	Founder, Special Counsel, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present).	11	RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Carillon Mutual Funds (14 funds) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present).

52	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Director	Current term expires in 2023. Has served since 2013.	Currently retired. Trustee, Denver Museum of Nature and Science (2000 to present); Director, AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020).	11	RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2019 to present); RiverNorth/DoubleLine Strategic Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); ALPS Series Trust (11 funds) (2012 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present); RiverNorth Funds (3 funds) (2021 to present).

Annual Report | July 31, 2022	53

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John S. Oakes (1943)	Chairman and Director	Current term expires in 2024. Has served since 2013.	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017).	11	RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2010 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present) RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present).

54	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2025. Has served since 2013.	Founder & Managing Partner of SwanDog Strategic Marketing (marketing consulting firm) (2006 to present).	18	RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2019 to present); RiverNorth Funds (3 funds) (2018 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); Managed Portfolio Series (33 funds) (2011 to present); ALPS Variable Investment Trust (7 funds) (2006 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present).

Annual Report | July 31, 2022	55

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Patrick W. Galley(5) (1975)	Director	Current term expires in 2025. Has served since 2013.	Chief Executive Officer, RiverNorth Capital Management, LLC (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present).

56	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Jerry R. Raio (1964)(6)	Director	Current term expires in 2024. Has served since 2019.	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Qudos Technologies (2019 to present); and Quantify Crypto (2021 to present); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	8	RiverNorth Managed Duration Municipal Income Fund, Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Specialty Finance Corporation (1 fund) (2019 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2019 to present); RiverNorth Flexible Municipal Income Fund, Inc. (1 fund) (2020 to present); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present); RiverNorth Managed Duration Municipal Income Fund II, Inc. (1 fund) (2022 to present).

Annual Report | July 31, 2022	57

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Kathryn A. Burns (1976)	President	Has served since 2019 as President.	Ms. Burns is Vice President, Director of Fund Operations of ALPS Advisors, Inc. (since 2018). Ms. Burns served as the Fund’s Treasurer from September 2018 until June 2019. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Ms. Burns is also President of ALPS Variable Investment Trust and Principal Real Estate Income Fund and Treasurer of ALPS ETF Trust.	N/A	N/A
Erich Rettinger (1985)	Treasurer	Has served since 2021.	Mr. Rettinger is Vice President of ALPS Advisors, Inc. (since 2021). Mr. Rettinger is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Principal Real Estate Income Fund, and ALPS Variable Investment Trust. From 2013-2021, Mr. Rettinger served as Vice President and Fund Controller of ALPS Fund Services.	N/A	N/A

58	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Sareena Khwaja- Dixon (1980)	Secretary	Has served since 2020.	Ms. Khwaja-Dixon joined Fund Services, Inc.(“ALPS”) in August 2015 and is currently Principal Legal Counsel and Vice President of ALPS. Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, and Liberty All-Star Growth Fund, Inc. and Assistant Secretary of RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II Inc., RiverNorth Managed Duration Municipal Income Fund II Inc. and RiverNorth Funds.	N/A	N/A

Annual Report | July 31, 2022	59

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name, and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Matthew Sutula (1985)	Chief Compliance Officer	Has served since 2019.	Matthew Sutula is Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) and Chief Compliance Officer of Red Rocks Capital LLC (“RRC”), a subsidiary. Mr. Sutula is also Chief Compliance Officer of ALPS ETF Trust, Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. Mr. Sutula joined ALPS in 2012. Prior to his current role, Mr. Sutula served as interim Chief Compliance Officer of AAI and RRC. Previously he held other positions, including Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases.	N/A	N/A

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2022 (Unaudited)

(1)	Each Director’s term is three years.

(2)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For Mr. Galley, Mr. Carter, Mr. Oakes and Mr. Hutchens, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Funds (3 funds), RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc. and RiverNorth Managed Duration Municipal Income Fund II, Inc. For Mr. Swanson, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Funds (3 funds), RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., and ALPS Variable Investment Trust (7 funds).

For Mr. Raio, the Fund Complex consists of the Fund, RiverNorth Managed Duration Municipal Income Fund Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Specialty Finance Corporation, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., and RiverNorth Managed Duration Municipal Income Fund II, Inc.

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Director. Only includes public company directorships.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

(5)	Mr. Galley is considered an “Interested Director” because of his affiliation with the Sub-Adviser.

(6)	Mr. Raio is considered an “Interested Director” because of his current position as a director of FLX Distribution, which the Sub-Adviser is an investor in and Mr. Galley is a Director of; and his prior affiliation with Wells Fargo Securities, LLC, which previously served as a broker and underwriter for certain funds advised by the Sub-Adviser.

(7)	“Interested Directors” refers to those Directors who constitute “interested persons” of the Fund as defined in the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-(844)-569-4750.

Annual Report | July 31, 2022	61

RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2022 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-(844)-569-4750 and on the SEC’s website at http://www.sec.gov.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-(844)-569-4750, (2) on the Fund’s website located at http://www.rivernorthcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

UNAUDITED TAX INFORMATION

The Fund designate the following for federal income tax purposes for the year ended July 31, 2022:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Opportunities Fund	$0	$0

Tax-Exempt Percentage
RiverNorth Opportunities Fund	0.00%

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2021, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Opportunities Fund	3.20%	2.99%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Opportunities Fund designated $5,642,848 as long term capital gain dividends.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund.

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RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2022 (Unaudited)

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP serves as legal counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

STOCKHOLDER MEETING RESULTS

On August 19, 2022, the Fund held a Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Directors of the Fund to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

Election of David M. Swanson as a Director of the Fund to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	13,468,541	93.82%
Withheld	886,709	6.18%
Total	14,355,250	100.00%

Election of Patrick W. Galley as a Director of the Fund to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	13,728,256	95.63%
Withheld	626,994	4.37%
Total	14,355,250	100.00%

Proposal 2: The election of one (1) Preferred Stock Director of the Fund to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

Election of J. Wayne Hutchens as a Director of the Preferred Shares to a three-year term to expire at the Fund’s 2025 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	1,552,488	84.38%
Withheld	287,333	15.62%
Total	1,839,821	100.00%

Annual Report | July 31, 2022	63

RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2022 (Unaudited)

On July 27, 2022, the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: To approve a new investment advisory agreement with RiverNorth Capital Management, LLC for the Fund

	Shares Voted	% of Shares Voted
For	9,489,405	83.10%
Withheld	1,930,395	16.90%
Total	11,419,800	100.00%

64	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Consideration and Approval of Advisory Agreement

July 31, 2022 (Unaudited)

At the March 17, 2022 meeting (“Meeting”) of the Board of Directors (the “Board” or the “Directors”) of RiverNorth Opportunities Fund, Inc. (the “Fund”), the Board, including those Directors who are not “interested persons” of the Fund (the “Independent Directors”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved an management agreement between the Fund and RiverNorth Capital Management, LLC (the “Adviser” or “RiverNorth”), with respect to the Fund (the “Agreement”), upon the terms and conditions set forth therein.

The Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Agreement and the weight to be given to each such factor. The Directors’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching conclusions with respect to the Agreement. Although not meant to be all-inclusive, the following portion of the minutes summarizes the factors considered and conclusions reached by the Directors in the executive session and at the Meeting in determining to approve the Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services to be provided by RiverNorth, the Directors considered the investment management process that RiverNorth uses in managing the assets of the Fund, including the experience and capability of RiverNorth’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Board noted that the RiverNorth personnel servicing the Fund would remain unchanged. The Directors also considered the continued favorable assessment provided by ALPS as to the nature and quality of the services provided by RiverNorth and the ability of RiverNorth to fulfill its contractual obligations.

Based on the totality of the information considered, the Directors agreed that the Fund would benefit from the nature, extent and quality of RiverNorth’s services, as the Fund’s proposed adviser, based on its experience, operations and resources and strong track record in its role as the Fund’s sub-adviser.

Indirect Benefits. The Board considered any ancillary or indirect benefits that could accrue to RiverNorth as a result of its relationships with the Fund. The Board also considered that RiverNorth did not expect to receive any such ancillary benefits beyond reputational benefits related to its role with Fund. The Board concluded that the benefits accruing to RiverNorth by virtue of its relationships to the Fund appeared to be reasonable.

Costs of Services Provided and Profitability to the Adviser and its Affiliates. While information concerning the actual profitability to the Adviser and its affiliates with respect to the Management Agreement is not available (because the Management Agreement is not yet in effect), the Directors received and considered information regarding the anticipated profitability to the Adviser in providing services to the Fund. In conjunction with the consideration of the Management Agreement, the Directors also considered that the Adviser’s profitability was not expected to change in the near term as a result of the transition to the unitary fee structure. The Directors reviewed and discussed the profitability information. The Directors recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services to be provided to the Fund, less expenses of providing such services. The Directors also recognized that it is difficult to make direct comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Directors concluded that the profitability to the Adviser was not unreasonable in light of the services and benefits provided to the Fund.

Annual Report | July 31, 2022	65

RiverNorth Opportunities Fund, Inc.	Consideration and Approval of Advisory Agreement

July 31, 2022 (Unaudited)

Profitability and Economies of Scale. In connection with its review of the Management Agreement, the Board discussed potential economies of scale or other efficiencies that may result from increases in the Fund’s asset levels. The Directors noted that the management fees and other expenses paid by the Fund under the Management Agreement would be the same as or less than the amounts the Fund would have paid under the prior structure, taking into account current leverage, noting that this may change as leverage changes over time. The Directors further considered that stockholders would benefit because expenses would be limited even if Fund assets decrease. The Directors also considered the fact that increases in assets may not lead to fee decreases even if economies of scale were achieved, but that they will have the opportunity to further review the appropriateness of the fee payable to the Adviser under the Management Agreement in the future.

Investment Performance. The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in a peer group comparison report from FUSE, an independent research firm that, among other services, provides assistance to investment companies in connection with the advisory agreement approval process. The Board considered the Fund’s NAV and market price returns relative to the returns for funds in the peer groups, noting on a NAV basis, the Fund had outperformed the FUSE peer group median for the one-year, three-year and since inception periods. Using market price returns, the Directors acknowledged that the Fund outperformed the FUSE peer group median return for the one-year and three-year periods. In comparison to the benchmark, the Board noted that the Fund underperformed for the one-year, three-year and since inception periods. The Directors also considered the Fund’s strong risk adjusted returns since inception, which they acknowledged were achieved despite the fact that the Fund has generally seen a bull-market since inception. After considering all of the information provided, the Board agreed that the Fund’s performance supported the approval of the Management Agreement with RiverNorth.

Fees and Expense. The Directors considered the contractual unitary management fee rate that will be paid by the Fund to the Adviser and compared that rate to the information provided by the Adviser concerning management fee rates paid by other funds. The Directors also considered information comparing the management fee for the Fund to the expense ratios of funds and accounts with similar investment objectives or in similar asset classes managed by the Adviser.

The Directors noted that the Fund’s estimated unitary management fees were in line with fees for identified peer funds. After considering the factors identified above, in light of the information, the Directors concluded that the proposed management fees were reasonable.

66	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Consideration and Approval of Advisory Agreement

July 31, 2022 (Unaudited)

Conclusion. Having requested and received such information from RiverNorth as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the structures were reasonable and that approval of the Management Agreement was in the best interests of the Fund and its stockholders.

Annual Report | July 31, 2022	67

RiverNorth Opportunities Fund, Inc.	Expense Example

July 31, 2022 (Unaudited)

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares would bear, directly or indirectly. The table is based on the capital structure of the Fund as of July 31, 2022.

The table shows Fund expenses as a percentage of net assets attributable to Common Shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load(1)	—%
Expenses Borne by Common Stockholders of the Fund(1)	—%
Dividend Reinvestment Plan Fees	None(2)

Shareholder Transaction Expenses	As a Percentage of Net Assets Attributable to Common Shares (1)(6)
Management Fee(3)	1.16%
Dividend and Interest Expense on Short Sales(4)	0.27%
Interest Expense on borrowings(4)	0.06%
Other Expenses(4)	0.42%
Acquired Fund Fees and Expenses(5)	1.24%
Total Annual Expenses	3.15%

Example(6)

The purpose of the following table is to help a holder of Common Shares understand the fees and expenses that such holder would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) that the Fund incurs total annual expenses of 3.15% of its net assets in years 1 through 10 and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$32	$97	$165	$345

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

(1)	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2)	There will be no brokerage charges with respect to Common Shares issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(3)	The management fee is equal to 1.00% of the Fund’s average daily Managed Assets, as opposed to net assets as shown in the table above. If leverage is used, Managed Assets will be greater in amount than net assets, because Managed Assets includes borrowings for investment purposes.

68	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Expense Example

July 31, 2022 (Unaudited)

(4)	Other Expenses, Interest Expense on Borrowings and Dividend and Interest Expense on Short Sales are estimated based on the Fund’s Annual report dated July 31, 2022.
(5)	The “Acquired Fund Fees and Expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Underlying Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses. These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent stockholder report. Some of the Underlying Funds in which the Fund intends to invest charge incentive fees based on the Underlying Funds’ performance. The 1.49% shown as Acquired Fund Fees and Expenses reflects estimated operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, which are included in “Acquired Fund Fees and Expenses,” as applicable. The Acquired Fund Fees and Expenses disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.
(6)	The example should not be considered a representation of future expenses and includes the expenses of the offering. The example assumes that the estimated “Other Expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at the Common Share NAVs. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

Annual Report | July 31, 2022	69

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s registration statement dated January 25, 2022 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that has not been approved by shareholders.

The Fund’s investment objective is total return consisting of capital appreciation and current income.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds, ETFs, and BDCs (collectively, “Underlying Funds”), and SPACs. BDCs are a type of closed-end fund that invests in small companies in the initial stages of their development and are similar to venture capital funds. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. RiverNorth Capital Management, LLC (the "Subadviser") has the flexibility to change the Fund’s asset allocation based on its ongoing analysis of the equity, fixed income and alternative asset markets. The Subadviser considers various quantitative and qualitative factors relating to the domestic and foreign securities markets and economies when making asset allocation and security selection decisions. While the Subadviser continuously evaluates these factors, material shifts in the Fund’s asset class exposures will typically take place over longer periods of time. In addition, the Fund, in seeking to achieve its investment objective, will not take activist positions in the Underlying Funds or SPACs.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in Underlying Funds and SPACs. The Fund directly, and therefore holders of common stock ("Common Stockholders") indirectly, will bear the expenses of the Underlying Funds and SPACs.

Under normal market conditions: (i) no more than 80% of the Fund’s Managed Assets will be invested in “equity” Underlying Funds and SPACs; (ii) no more than 60% of the Fund’s Managed Assets will be invested in “fixed income” Underlying Funds and SPACs; (iii) no more than 30% of the Fund’s Managed Assets will be invested in “global equity” Underlying Funds and SPACs; (iv) no more than 15% of the Fund’s Managed Assets will be invested in “emerging market equity” Underlying Funds and SPACs; (v) no more than 30% of the Fund’s Managed Assets will be invested in “high yield” (also known as “junk bond”) and “senior loan” Underlying Funds and SPACs; (vi) no more than 15% of the Fund’s Managed Assets will be invested in “emerging market income” Underlying Funds and SPACs; (vii) no more than 10% of the Fund’s Managed Assets will be invested in “real estate” Underlying Funds and SPACs; and (viii) no more than 15% of the Fund’s Managed Assets will be invested in “energy master limited partnership” (“MLP”) Underlying Funds and SPACs. Underlying Funds and SPACs included in the 30% limitation applicable to investments in “global equity” Underlying Funds and SPACs may include Underlying Funds and SPACs that invest a portion of their assets in emerging markets securities. The Fund will also limit its investments in closed-end funds (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets. The Fund will not invest in inverse ETFs and leveraged ETFs. The types of Underlying Funds and SPACs referenced in this paragraph will be categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this disclosure) apply only at the time of purchase. The Underlying Funds and SPACs in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

70	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

In selecting closed-end funds, the Subadviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with closed-end funds. The Fund benefits if it purchases a closed-end fund at a discount and the discount narrows. In addition, the Fund may purchase closed-end funds at a premium if the Subadviser believes the premium will increase. The Subadviser employs both a quantitative and qualitative approach in its selection of closed-end funds and has developed proprietary screening models and trading algorithms to trade closed-end funds.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds and SPACs, however, may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value. The Fund may also at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets will be in Hedging Positions. The Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying asset of such derivatives is a closed-end fund or Underlying Fund, respectively. The Subadviser intends to use Hedging Positions to lower the Fund’s volatility but they may also be used to seek to enhance the Fund’s return. A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

The Fund may attempt to enhance the return on the cash portion of its portfolio (and not or hedging purposes) by investing in a total return swap agreement. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own NAV or any other reference asset that the Subadviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own NAV as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its NAV. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own NAV declines in value.

Annual Report | July 31, 2022	71

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Use of Leverage

The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. These practices are known as leveraging. The Fund may utilize leverage to purchase portfolio securities and for portfolio or cash management purposes. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s portfolio securities. The Fund currently anticipates that if employed, leverage will primarily be obtained through the use of bank borrowings or other similar term loans. The Underlying Funds and SPACs that the Fund invests in may also use leverage. The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

The provisions of the 1940 Act further provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue preferred shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). Notwithstanding the limits discussed above, the Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of preferred stock), but which are not subject to the above foregoing limitations, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund. These types of transactions have the potential to increase returns to Common Stockholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be minimized or eliminated.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. With respect to the asset coverage for preferred stock, under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred stock. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any preferred stock of at least 200%. Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any preferred stock will elect two directors. In the event the Fund failed to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the directors until the dividends are paid.

72	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on common shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of Preferred Shares as of July 31, 2022 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 33 1/3% of the Fund’s Managed Assets and estimated leverage costs of 2.57%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-16.29%	-8.79%	-1.29%	6.22%	13.72%

Total return is composed of two elements—the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the symbol “RIV.” The Fund’s Common Shares commenced trading on the NYSE in December 2015.

Annual Report | July 31, 2022	73

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

The Fund’s Common Shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table shows, for each fiscal quarter since the quarter ended January 31, 2016: (i) high and low NAVs per share of common stock, (ii) the high and low sale prices per share of common stock, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the Common Shares traded at a premium over, or discount from, the high and low NAVs per shares of common stock. The Fund’s NAV per Common Share is determined on a daily basis.

Quarter Ended		Market Price		NAV at		Market Premium (Discount) to NAV at
		High	Low	Market High	Market Low	Market High	Market Low
2022	July 31	$15.10	$12.56	$14.06	$13.01	7.40%	-3.46%
	April 30	$16.68	$14.78	$15.87	$15.31	5.10%	-3.46%
	January 31	$17.69	$14.86	$17.09	$15.64	3.51%	-4.99%
2021	October 31	$18.75	$16.71	$17.12	$16.87	9.52%	-0.95%
	July 31	$18.75	$16.75	$17.24	$17.02	8.76%	-1.59%
	April 30	$17.88	$16.71	$17.23	$16.61	3.77%	0.60%
	January 31	$17.07	$13.81	$16.48	$14.53	3.58%	-4.96%
2020	October 31	$16.09	$13.75	$15.29	$14.49	5.23%	-5.11%
	July 31	$15.55	$12.52	$14.95	$13.58	4.01%	-7.81%
	April 30	$17.00	$8.65	$17.01	$11.72	-0.06%	-26.19%
	January 31	$17.10	$15.85	$17.30	$16.79	-1.16%	-5.60%
2019	October 31	$17.32	$16.09	$17.13	$16.90	1.11%	-4.79%
	July 31	$17.75	$16.44	$17.54	$17.14	1.20%	-4.08%
	April 30	$17.36	$16.44	$17.49	$17.50	-0.74%	-6.06%
	January 31	$17.30	$14.20	$17.79	$15.90	-2.75%	-10.69%
2018	October 31	$20.04	$16.76	$19.02	$17.57	5.36%	-4.61%
	July 31	$21.63	$18.80	$19.47	$18.98	11.09%	0.96%
	April 30	$21.36	$20.02	$19.76	$19.67	8.10%	1.78%
	January 31	$21.09	$19.10	$19.98	$19.87	5.56%	-3.88%
2017	October 31	$21.51	$19.70	$20.89	$20.59	2.97%	-4.32%
	July 31	$21.57	$19.42	$20.80	$20.68	3.70%	-6.09%
	April 30	$20.13	$19.19	$20.87	$20.56	-3.55%	-6.66%
	January 31	$19.65	$18.00	$20.21	$19.64	-2.77%	-8.35%
2016	October 31	$20.59	$18.67	$20.88	$20.33	-1.39%	-8.17%
	July 31	$19.71	$17.79	$20.70	$19.73	-4.78%	-9.83%
	April 30	$19.79	$15.31	$19.99	$17.73	-1.00%	-13.65%
	January 31	$20.81	$18.66	$18.03	$18.06	15.42%	3.32%

74	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Risks

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following risk factors and special considerations associated with investing in the Fund’s Common Shares.

Structural Risks:

Not a Complete Investment Program

The Fund is intended for investors seeking capital appreciation and current income over the long-term, and is not intended to be a short-term trading vehicle. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund’s investment objective and other characteristics as well as the investor’s other investments when considering an investment in the Common Shares. An investment in the Fund may not be appropriate for all investors.

Risks Associated with Offerings of Additional Common Shares

The voting power of current Common Stockholders will be diluted to the extent that current Common Stockholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below NAV pursuant to the consent of Common Stockholders, shareholders will experience a dilution of the aggregate NAV per Common Share because the sale price will be less than the Fund’s then-current NAV per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per Common Share, shareholders would experience a dilution of the aggregate NAV per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Additional Risks of Rights

There are additional risks associated with an offering of subscription rights to purchase Common Shares (“Rights”). Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. If the subscription price per share is below the NAV per share of the Fund’s Common Shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate NAV of such shareholder’s Common Shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the NAV per share of such shareholder’s Common Shares whether or not the shareholder participates in such an offering. Such a reduction in NAV per share may have the effect of reducing market price of the Common Share. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the NAV per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current NAV per Common Share at the expiration of a rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s NAV per Common Share is above or below the subscription price on the expiration date of the rights offering. In addition to the economic dilution described above, if a Common Stockholder does not exercise all of their rights, the Common Stockholders will incur voting dilution as a result of this rights offering. This voting dilution will occur because the Common Stockholders will own a smaller proportionate interest in the Fund after the rights offering than prior to the rights offering. There is a risk that changes in market conditions may result in the underlying Common Shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. If investors exercise only a portion of the rights, the number of Common Shares issued may be reduced, and the Common Shares may trade at less favorable prices than larger offerings for similar securities. Subscription rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable rights offering, Common Stockholders who do not wish to exercise their rights will be unable to sell their rights. In a transferrable rights offering, the Fund will use its best efforts to ensure an adequate trading market for the rights; however, investors may find that there is no market to sell rights they do not wish to exercise.

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RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Leverage Risks

The Fund may borrow money, or issue debt or preferred stock. Since the holders of Common Shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of Common Shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return. The leverage costs may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful.

If the Fund utilizes leverage in the form of borrowing, it anticipates that the money borrowed for investment purposes will incur interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the holders of Common Shares to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing return to the holders of Common Shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Stockholders, including:

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RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

●	the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage;

●	the risk that fluctuations in interest rates on borrowings or on short-term debt or in the interest or dividend rates on any debt securities or preferred shares that the Fund must pay will reduce the return to the Common Stockholders;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, may result in a greater decline in the market price of the Common Shares;

●	when the Fund uses financial leverage, the investment management fees payable to the Adviser and the subadvisory fees payable by the Adviser to the Subadviser will be higher than if the Fund did not use leverage. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the holders of Common Shares, on the other; and

●	leverage may increase operating costs, which may reduce total return.

The use of leverage will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money or issues preferred shares, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets will be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Subadviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies if the Fund were to utilize leverage.

Leverage risk would also apply to the Fund’s investments in Underlying Funds and SPACs to the extent an Underlying Fund or SPAC uses leverage.

Market Discount

The stock of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s Common Shares may likewise trade at a discount from NAV. The trading price of the Fund’s Common Shares may be less than the NAV. The returns earned by Common Stockholders who sell their Common Shares below NAV will be reduced. The Fund’s Common Shares are currently sold at a premium to NAV. This risk would also apply to the Fund’s investments in closed-end funds.

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RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Anti-Takeover Provisions

Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions could deprive the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares or at NAV. This risk would also apply to many of the Fund’s investments in closed-end funds.

Investment-Related Risks

The risks listed below are in alphabetical order. With the exception of Underlying Fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds and SPACs. That said, each risk described below may not apply to each Underlying Fund or SPAC investment. Similarly, an Underlying Fund may be subject to additional or different risks than those described below.

Asset Allocation Risks

To the extent that the Subadviser’s asset allocation strategy may fail to produce the intended result, the Fund’s return may suffer. Additionally, the active asset allocation style of the Fund leads to changing allocations over time and represents a risk to investors who target fixed asset allocations.

Convertible Securities Risks

The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Convertible securities tend to be of lower credit quality

Defensive Measures

The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Subadviser. During these periods or during periods when an Underlying Fund invests defensively, the Fund may not be pursuing its investment objective.

Derivatives Risks

The Fund and the Underlying Funds may enter into derivatives transactions. Derivative transactions involve investment techniques and risks different from those associated with investments in Underlying Funds. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of a fund. A fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or can suddenly become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of derivatives. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. Certain derivatives transactions may give rise to a form of leverage. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s portfolio securities. Further, using derivatives may include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Defaulted and Distressed Securities Risks

The Underlying Funds may invest directly in defaulted and distressed securities. Legal difficulties and negotiations with creditors and other claimants are common when dealing with defaulted or distressed companies. Defaulted or distressed companies may be insolvent or in bankruptcy. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, and in some cases, there may be no recovery of repayment. Defaulted bonds might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Because of the relative illiquidity of defaulted or distressed debt and equity securities, short sales are difficult, and most Underlying Funds primarily maintain long positions. Some relative value trades are possible, where an investor sells short one class of a defaulted or distressed company’s capital structure and purchases another. With distressed investing, often there is a time lag between when an Underlying Fund makes an investment and when the Underlying Fund realizes the value of the investment. In addition, an Underlying Fund may incur legal and other monitoring costs in protecting the value of the Underlying Fund’s claims.

Equity Securities Risks

While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by an Underlying Fund. Equity security prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. The value of a particular equity security may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer’s products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity. The value of an Underlying Fund’s shares will go up and down due to movement in the collective returns of the individual securities held by the Underlying Fund. Common stocks are subordinate to preferred stocks and debt in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of preferred stocks take precedence over the claims of those who own Common Shares. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Annual Report | July 31, 2022	79

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Exchange-Traded Note Risks

The Fund and the Underlying Funds may invest in exchange-traded notes (“ETNs”), which are notes representing unsecured debt issued by an underwriting bank. ETNs are typically linked to the performance of an index plus a specified rate of interest that could be earned on cash collateral. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. ETNs typically mature 30 years from the date of issue. The issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. When a fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption.

There may be restrictions on a fund’s right to liquidate its investment in an ETN prior to maturity (for example, a fund may only be able to offer its ETN for repurchase by the issuer on a weekly basis), since ETNs are meant to be held until maturity. A fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fixed Income Securities Risks

The Underlying Funds and the Fund may invest in fixed income securities. Fixed income securities increase or decrease in value based on changes in interest rates. If rates increase, the value of an Underlying Fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. The issuer of a fixed income security may not be able to make interest and principal payments when due. This risk is increased in the case of issuers of high yield securities, also known as “junk bonds.” If a U.S. Government agency or instrumentality in which an Underlying Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Underlying Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities are neither issued nor guaranteed by the U.S. Government. The Underlying Funds may invest in fixed income securities of any credit quality, maturity or duration. Fixed income securities risks include components of the following additional risks:

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RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to a fund. The Underlying Funds may invest in securities that are rated in the lowest investment grade category. Issuers of these securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk. The Underlying Funds may invest in high yield securities, also known as “junk bonds.” High yield securities provide greater income and opportunity for gain, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of a fund to sell high yield securities at the price at which it is being valued for purposes of calculating NAV.

U.S. Government Securities Risk. The Underlying Funds may invest in U.S. Government securities. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by an Underlying Fund does not imply that the Underlying Fund’s shares are guaranteed or that the price of the Underlying Fund’s shares will not fluctuate. In addition, securities issued by Freddie Mac, Fannie Mae and Federal Home Loan Banks are not obligations of, or insured by, the U.S. Government. If a U.S. Government agency or instrumentality in which an Underlying Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s NAV could fall.

Interest Rate Risk. An Underlying Fund’s NAV and total return will vary in response to changes in interest rates. If rates increase, the value of an Underlying Fund’s investments generally will decline, as will the Underlying Fund’s NAV. In typical interest rate environments, the prices of longer-term fixed income securities generally fluctuate more than the prices of shorter-term fixed income securities as interest rates change.

Sovereign Obligation Risk. The Underlying Funds may invest in sovereign (i.e., foreign government) debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Underlying Funds may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. See also “Foreign Investing Risks” below.

Foreign Investing Risks

The Fund and the Underlying Funds may invest in foreign securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; social, political and economic instability; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s or Underlying Fund’s securities. These risks may be heightened in connection with investments in emerging or developing countries. To the extent that a Fund or Underlying Fund invests in depositary receipts, the Fund or Underlying Fund will be subject to many of the same risks as when investing directly in foreign securities. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate, and some national economies continue to show profound instability, which may in turn affect their international trading partners.

Annual Report | July 31, 2022	81

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Illiquid Securities Risks

The Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value.

Initial Public Offerings Risks

The Fund and the Underlying Funds may purchase securities in initial public offerings (“IPOs”). Because securities sold in an IPO frequently are volatile in price, the Fund or an Underlying Fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund’s portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. By selling shares, a fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because the shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio.

The Fund’s IPO investments may be in IPOs of Underlying Funds. There is a significant risk that the shares of closed-end funds purchased in an IPO will trade at a price below their IPO price.

Investment and Market Risks

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the Underlying Funds owned by the Fund. The value of the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the NAV of the Fund or the Underlying Funds. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

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RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Legislation, Policy and Regulatory Risks

At any time after the date of this annual report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Recent changes in the U.S. political landscape and changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund or an Underlying Fund invests. Legislation or regulation may also change the way in which the Fund or an Underlying Fund is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the Board of Governors of the Federal Reserve System or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund or the Underlying Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund and the Underlying Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self regulatory organizations.

Management Risks

The Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Subadviser’s judgment will produce the desired results. Similarly, the Fund’s investments in Underlying Funds are subject to the judgment of the Underlying Funds’ managers which may prove to be incorrect. In addition, the Subadviser will have limited information as to the portfolio holdings of the Underlying Funds at any given time. This may result in the Subadviser having less ability to respond to changing market conditions. The Fund may allocate its assets so as to under-emphasize or over-emphasize ETFs or other investments under the wrong market conditions, in which case the Fund’s NAV may be adversely affected.

Market Disruption and Geopolitical Risks

The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

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RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 (the “Coronavirus”) outbreak, persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts and social unrest, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

Master Limited Partnerships Risks

The Underlying Funds may invest in MLPs. Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, an Underlying Fund generally purchases publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. As compared to common stockholders of a corporation, holders of MLP common units have more limited control and limited rights to vote on matters affecting the partnership.

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RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. MLP common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. An Underlying Fund may purchase MLP common units in market transactions. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to elect directors. In the event of liquidation, MLP common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. As a result, these investments may be difficult to dispose of at a fair price at the times when an Underlying Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund or an Underlying Fund.

MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that those operating companies may lack or have limited operating histories. The success an Underlying Fund’s investments in an MLP will vary depending on the underlying industry represented by the MLP’s portfolio. Certain MLPs in which an Underlying Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.

Certain MLPs in which an Underlying Fund may invest depend upon a limited number of customers for substantially all of their revenue. Similarly, certain MLPs in which an Underlying Fund may invest depend upon a limited number of suppliers of goods or services to continue their operations. The loss of those customers or suppliers could have a material adverse effect on an MLP’s results of operations and cash flow, and on its ability to make distributions to unit holders such as an Underlying Fund.

Annual Report | July 31, 2022	85

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

The benefit an Underlying Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. As a partnership, an MLP generally has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by an Underlying Fund would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to an Underlying Fund, likely causing a reduction in the value of the Common Shares.

Micro-, Small- and Medium-Sized Company Risks

The Underlying Funds may invest in securities without regard to market capitalization. Investments in securities of micro-, small- and medium-sized companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are typically more subject to changes in earnings and future earnings prospects. Small- and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, these companies often have limited product lines, services, markets or financial resources, or are dependent on a small management group. Since these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, small- and medium-sized companies’ performance can be more volatile and the companies face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. The risks are intensified for investments in micro-cap companies.

Options and Futures Risks

The Fund and the Underlying Funds may invest in options and futures contracts. The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund or an Underlying Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s or Underlying Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund or an Underlying Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s or an Underlying Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund or an Underlying Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund or an Underlying Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund or Underlying Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund or an Underlying Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s or an Underlying Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund or Underlying Fund did not invest in options.

86	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or an Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. Such options may also be illiquid, and in such cases, the Fund or an Underlying Fund may have difficulty closing out its position. Banks, broker- dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund or an Underlying Fund may be unable to liquidate an over-the-counter option position.

The Fund may purchase put options. An Underlying Fund may purchase and sell call and put options with respect to specific securities, and may write and sell covered or uncovered call and put options. A call option gives the purchaser of the call option, in return for a premium paid, the right to buy the security underlying the option from the writer of the call option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell the underlying security to the writer of the put option at a specified price within a specified time frame. A covered call option is a call option with respect to an underlying security that a fund owns. A covered put option is a put option with respect to which a fund has segregated cash or liquid securities to fulfill the obligation of the option. The purchaser of a put or call option runs the risk of losing the purchaser’s entire investment, paid as the premium, in a relatively short period of time if the option is not sold at a gain or cannot be exercised at a gain prior to expiration. In selling put options, there is a risk that the Underlying Fund may be required to buy the underlying security at a disadvantageous price above the market price. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase, and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease. The Fund will not treat uncovered options as “senior securities” under the 1940 Act and instead, to address senior security concerns, will segregate cash or liquid securities to fulfill its obligation under the options.

The Fund may invest a significant portion of its total assets in Underlying Funds that write covered call options. To the extent that an Underlying Fund writes a covered call option, it forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the writer of the option, the Underlying Fund bears the market risk of an unfavorable change in the price of the security underlying a written option. As an Underlying Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. To the extent an Underlying Fund experiences NAV erosion (which itself may have an indirect negative effect on the market price of interests in the Underlying Fund, the Underlying Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders such as the Fund. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Annual Report | July 31, 2022	87

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

To the extent that an Underlying Fund engages in selling options that trade in over-the-counter markets, the Underlying Fund may be subject to additional risks. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange based” markets. By engaging in option transactions in these markets, an Underlying Fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject an Underlying Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement.

The Fund or an Underlying Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the United States. Foreign markets may offer advantages, including trading opportunities or arbitrage possibilities, not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and an investor may look only to the broker or counterparty for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day of a price beyond that limit or trading may be suspended for specified periods during the trading day.

The Fund or an Underlying Fund may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates a fund to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, including the Standard & Poor’s 500 Composite Stock Price Index, NASDAQ High Technology Index or similar foreign indices. An interest rate futures contract obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specified price. A currency futures contract obligates a fund to purchase or sell an amount of a specific currency at a future date at a future price.

88	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

If the Fund or an Underlying Fund purchases an option and the price of the underlying stock fails to move in the expected direction, the Fund or Underlying Fund will lose most or all of the amount the fund paid for the option, plus commission costs. If an Underlying Fund writes (“sells”) an option and the price of the underlying stock fails to move in the expected direction, the Underlying Fund’s losses could easily exceed the proceeds it received when it wrote the options.

Private Debt Risk

The Fund may invest in debt issued by non-listed funds and BDCs (“Private Debt”). Private Debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by publically traded-vehicles. For certain Private Debt investments, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for Private Debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Real Estate Investment Trust (“REIT”) Risks

The Underlying Funds may invest in equity and mortgage REITs. Equity REITs invest in real estate, and mortgage REITs invest in loans secured by real estate. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. By investing in REITs directly or indirectly through the Underlying Funds, the Fund will indirectly bear its proportionate share of the expenses of the REITs. The expenses at the REIT level are not included in the Fund’s expense table as acquired fund fees and expenses.

Securities Lending Risks

The Underlying Funds may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when an Underlying Fund’s loans are concentrated with a single or limited number of borrowers. In addition, an Underlying Fund bears the risk of loss in connection with the investments of the cash collateral it receives from the borrower. To the extent that the value or return of an Underlying Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Underlying Fund may incur losses that exceed the amount it earned in lending the security.

Annual Report | July 31, 2022	89

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Securities Risks

The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Senior Loan Risks

The Underlying Funds may invest in senior secured floating rate and fixed-rate loans (“Senior Loans”). There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that an Underlying Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund’s NAV of the Common Shares.

The Underlying Funds may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans, that are rated below investment grade. An Underlying Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Underlying Fund’s adviser’s to be of comparable quality. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that an Underlying Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

LIBOR Risk

Certain Senior Loans may be based on floating rates, such as LIBOR. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA no longer persuades nor requires banks to submit rates for the calculation of LIBOR. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings are no longer published and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund or the Underlying Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

90	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Short Sale Risks

The Fund and Underlying Funds may sell securities short. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), directly or indirectly through the investments in Underlying Funds, and may result in higher taxes, which reduce the Fund’s return.

If a security sold short increases in price, a fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. With respect to a fund’s short positions, the Fund must borrow those securities to make delivery to the buyer. A fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. As a result, a fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, a fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. A fund must normally repay to the lender an amount equal to any dividends or interest earned while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when a fund is unable to borrow the same security for delivery. In that case, a fund would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the costs of purchasing the security.

Annual Report | July 31, 2022	91

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Until a fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, a fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover its short sale obligations. This may limit a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

In addition, until a fund replaces a borrowed instrument, a fund may also be required to maintain short sale proceeds with the lending broker as collateral. Moreover, a fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom a fund has an open short position, a fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker.

Because a fund’s loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which a fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund is using a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful. The Fund also cannot guarantee that the use of leverage will produce a higher return on an investment.

Special Purpose Acquisition Companies Risks

The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

92	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

The officers and directors of a SPAC may operate multiple SPACs and could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment.

Structured Notes Risks

The Underlying Funds may invest in structured notes. Structured notes are subject to a number of fixed income risks including general market risk, interest rate risk, and the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, because the performance of structured notes tracks the performance of the underlying debt obligation, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. To the extent that an Underlying Fund invests in structured notes, the Underlying Fund may be more volatile than other funds that do not invest in structured notes. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If an Underlying Fund sells the structured notes prior to maturity, it may suffer a loss of principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, a fund would receive shares of stock at a depressed price. To the extent that a structured note is not principal-protected through an insurance feature, the note’s principal will not be protected. In the case of a decrease in the value of the underlying asset, an Underlying Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

Swap Risks

The Fund and the Underlying Funds may enter into interest rate, index, total return and currency swap agreements. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on an agreed-upon underlying asset or investment over the term of the swap. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Subadviser or an Underlying Fund’s investment adviser is incorrect in its forecasts of default risks, market spreads, liquidity or other applicable factors or events, the investment performance of the Fund or Underlying Fund would diminish compared with what it would have been if these techniques were not used. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

There are risks in the use of swaps. Swaps could result in losses if interest or foreign currency exchange rates or credit quality changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Total return swaps involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Total return swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. To the extent the Fund or an Underlying Fund enters into a total return swap on equity securities, the Fund or the Underlying Fund will receive the positive performance of a notional amount of such securities underlying the total return swap. In exchange, the Fund or the Underlying Fund will be obligated to pay the negative performance of such notional amount of securities. Therefore, the Fund or the Underlying Fund assumes the risk of a substantial decrease in the market value of the equity securities. The use of swaps may not always be successful; using them could lower fund total return, their prices can be highly volatile, and the potential loss from the use of swaps can exceed the fund’s initial investment in such instruments. Also, the other party to a swap agreement could default on its obligations or refuse to cash out the fund’s investment at a reasonable price, which could turn an expected gain into a loss.

Annual Report | July 31, 2022	93

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally expected to be lower than for uncleared over-the-counter derivative transactions as each party to a transaction looks only to the central clearing house for performance of obligations under the transaction. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the fund or that the fund’s use of swaps will be advantageous.

Underlying Fund Risks

The Fund will invest in Underlying Funds such as other closed-end funds and ETFs. The expenses of the Fund will generally be higher than the direct expenses of other fund shares. The Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund may also incur brokerage costs when it purchases shares of Underlying Funds. Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to Common Stockholders and therefore may increase the amount of taxes payable by investors in the Fund. The value of your investment in the Fund will go up and down with the prices of Underlying Fund shares (and other securities) in which the Fund invests. Similarly, the value of the Fund’s investments in Underlying Funds will go up and down with the prices of the securities in which the Underlying Funds invest.

There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate.

As the Fund will invest at least 80% of its Managed Assets in Underlying Funds, the Fund’s performance will depend to a greater extent on the overall performance of closed-end funds, ETFs, BDCs and SPACs generally, in addition to the performance of the specific Underlying Funds (and other assets) in which the Fund invests. The use of leverage by Underlying Funds magnifies gains and losses on amounts invested and increases the risks associated with investing in Underlying Funds. Further, the Underlying Funds are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public. The Fund cannot dictate how the Underlying Funds invest their assets. The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this disclosure. Common Stockholders will bear two layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses. In addition, subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock, preferred stock, auction rate preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including a third layer of fees and expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged by the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses). An Underlying Fund with positive performance may indirectly receive a performance fee from the Fund, even when the Fund’s overall returns are negative. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

94	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV and closed-end funds may not be able to outperform their benchmarks. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the Fund’s NAV. The Fund’s investment in the Common Shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

The Fund may invest in BDCs. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While BDCs are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

Annual Report | July 31, 2022	95

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values.

Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 200% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

Index-based ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track or benchmark because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. While the creation/redemption feature is designed to make it likely that ETF shares normally will trade close to their NAVs, market prices are not expected to correlate exactly to the shares’ NAVs due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for an ETF’s shares (including through a trading halt) may result in market prices that differ significantly from its NAV or to the intraday value of the ETF’s holdings. An active trading market for shares of an ETF may not develop or be maintained. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. Additionally, the underlying securities of an ETF may be traded outside of a collateralized settlement system, such as the National Securities Clearing Corporation, a clearing agency that is registered with the SEC. There are a limited number of financial institutional that may act as authorized participants that pose collateral for certain trades on an agency basis. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Additionally, in stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for such ETF’s underlying portfolio holdings, this may cause the shares of the ETF to trade at a wider than normal discount or premium. Furthermore, purchases and redemptions of creation units primarily in cash rather than in-kind may cause an ETF to incur certain costs, such as brokerage costs, taxable gains or other losses that it may not have incurred with an in-kind purchase or redemption. These costs may be borne by the ETF and decrease the ETF’s NAV to the extent they are not offset by a transaction fee payable by an authorized participant.

96	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

In addition, index-based ETFs (and other index funds) will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the index-based ETFs and other index funds to track their applicable indices. Underlying Funds may not be able to match or outperform their respective benchmarks. With sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may also invest in actively managed ETFs that are subject to management risk as the ETF’s investment adviser will apply certain investment techniques and risk analyses in making investment decisions. There can be no guarantee that these will produce the desired results.

Certain of the Underlying Funds in which the Fund will invest may be taxed as regulated investment companies under Subchapter M of the Code. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders, such Underlying Funds must meet certain source-of-income, asset diversification and annual distribution requirements. If an Underlying Fund in which the Fund invests fails to qualify as a regulated investment company, such Underlying Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by an Underlying Fund could substantially reduce the Underlying Fund’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.

The Fund’s investments in Underlying Funds may be limited by provisions of the 1940 Act, which generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund stockholders are solicited to vote, the Subadviser may be required to vote Underlying Fund shares in the same proportion as shares held by other stockholders of the Underlying Fund. However, pursuant to exemptive orders issued by the SEC to various ETF sponsors, the Fund is permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.

Annual Report | July 31, 2022	97

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

Warrant Risks

The Fund and the Underlying Funds may invest in warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Investment Restrictions

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance the Fund’s investment objective will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

As a matter of fundamental policy, the Fund will not:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	concentrate its investments in a particular industry or group of industries (as the term “concentrate” is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time), except to the extent that Underlying Funds and SPACs in which the Fund invests concentrate their investments in a particular industry or group of industries;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, future contracts and related options thereon, forward contracts, swaps, caps, floors collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

98	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Summary of Updated Information Regarding the Fund

July 31, 2022 (Unaudited)

(7)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer; or

(8)	make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by stockholders.

Annual Report | July 31, 2022	99

RiverNorth Opportunities Fund, Inc.	Data Privacy Policies and Procedures

FACTS	WHAT DOES RIVERNORTH OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons RiverNorth Opportunities Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		DOES RIVERNORTH OPPORTUNITIES INCOME FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don't share
For joint marketing with other financial companies		No	We don't share
For our affiliates’ everyday business purposes – information about your transactions and experiences		No	We don't share
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We don't share
For nonaffiliates to market to you		No	We don't share
QUESTIONS?	Call 1-(844)-569-4750

100	www.rivernorth.com

RiverNorth Opportunities Fund, Inc.	Data Privacy Policies and Procedures

WHO WE ARE
Who is providing this notice?	RiverNorth Opportunities Fund
WHAT WE DO
How does RiverNorth Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does RiverNorth Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tells us who receives the money

●   Show your government-issued ID

●   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes –information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● RiverNorth Opportunities Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● RiverNorth Opportunities Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● RiverNorth Opportunities Fund does not jointly market.

Annual Report | July 31, 2022	101

RiverNorth Capital Management, LLC	ALPS Advisors, Inc.
360 South Rosemary Avenue, Suite 1420	1290 Broadway, Suite 1000
West Palm Beach, FL 33401	Denver, CO 80203

Secondary market support provided to the Fund by ALPS Advisors Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b)	Not Applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended July 31, 2021 and July 31, 2022, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,000 and $30,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended July 31, 2021 and July 31, 2022, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended July 31, 2021 and July 31, 2022, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $21,200 and $16,450, respectively. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal years ended July 31, 2021 and July 31, 2022, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item was $1,000 and $25,047, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended July 31, 2021 and July 31, 2022 were $0 and $0, respectively. For the fiscal years ended July 31, 2021 and July 31, 2022, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a) of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Patrick W. Galley, CFA	Director and Portfolio Manager (since inception)	Chief Executive Officer, RiverNorth Capital Management (2020 to Present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).
Stephen O’Neill, CFA	Portfolio Manager (since inception)	Portfolio Manager, RiverNorth Capital Management (since 2007).

Patrick W. Galley, CFA

Mr. Galley is the Fund’s co-portfolio manager. Mr. Galley is the Chief Executive Officer and Chief Investment Officer for the Subadviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at RiverNorth Capital Management, LLC (the “Subadviser”). Mr. Galley also serves as the President and Chairman of all of RiverNorth’s proprietary registered open- and closed-end funds. Prior to joining the Subadviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA

Mr. O’Neill is the Fund’s other co-portfolio manager. Mr. O’Neill is a Portfolio Manager for the Subadviser. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining the Subadviser in 2007, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

(a)(2)	As of July 31, 2022, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley, CFA	13 $4.01B	0 $0	4 $947.24M	4 $947.24M	3 $82.85M	3 $82.85M
Stephen O’Neill, CFA	10 $3.896B	0 $0	4 $947.24M	4 $947.24M	3 $82.85M	3 $82.85M

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Mr. Galley’s and Mr. O’Neill’s total compensation package, like others in the Subadviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio managers is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other employees of the Subadviser, which includes matching of employee contributions up to a certain percent of the portfolio manager’s base salary. Those portfolio managers that are also equity stakeholders in the Subadviser or its affiliates may also receive periodic distribution of profits from business operations.

(a)(4)	Dollar Range of Securities Owned as of July 31, 2022.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Patrick W. Galley, CFA	Over $1,000,000
Stephen O’Neill, CFA	Over $1,000,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

(d)	Consent of the Independent Registered Public Accounting Firm is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERNORTH OPPORTUNITIES FUND, INC.

By:	/s/ Kathryn A. Burns
Kathryn A. Burns
President (Principal Executive Officer)

Date:	September 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn A. Burns
Kathryn A. Burns
President (Principal Executive Officer)

Date:	September 30, 2022

By:	/s/ Erich Rettinger
Erich Rettinger
Treasurer (Principal Financial Officer)

Date:	September 30, 2022